UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Global Power Equipment Group Inc.

(Name of Registrant as Specified in Its Charter)

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6120 South Yale

Suite 1480

Tulsa, Oklahoma 74136

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 26, 2004

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Global Power Equipment Group Inc., a Delaware corporation (the “Company”), will be held at the DoubleTree Hotel at Warren Place, 6110 South Yale, Tulsa, Oklahoma, on Wednesday, May 26, 2004, at 10:00 a.m., local time, for the following purposes:

1.	To elect two Class III members to the Board of Directors for three-year terms;

2.	To approve the adoption of the Company’s 2004 Incentive Stock Plan;

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2004; and

4.	To transact any other business that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 12, 2004, as the record date for the meeting, and only stockholders of record at such time will be entitled to notice of and to vote at the meeting or any adjournment thereof. A list of the stockholders entitled to vote at the meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of 10 days prior to the date of the meeting at the offices of the Company and at the time and place of the meeting.

By Order of the Board of Directors,

John M. Matheson

Secretary

Tulsa, Oklahoma

April 16, 2004

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO VOTE BY INTERNET, TELEPHONE OR MAIL SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

GLOBAL POWER EQUIPMENT GROUP INC.

6120 South Yale

Suite 1480

Tulsa, Oklahoma 74136

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 26, 2004

SOLICITATION AND REVOCATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Global Power Equipment Group Inc., a Delaware corporation (the “Company”), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on May 26, 2004, or at any adjournment thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying proxy are first being forwarded to stockholders on or about April 16, 2004.

If the accompanying proxy is properly executed and returned, the shares represented by the proxy will be voted as directed at the Annual Meeting. Stockholders whose shares are registered in their own names may instruct the proxies how to vote via the Internet or by telephone in lieu of executing and returning the accompanying proxy, and the shares represented by the proxy will be voted at the Annual Meeting. Specific instructions to be followed by any registered stockholder interested in voting via the Internet or telephone are set forth on the accompanying proxy card. Stockholders holding their shares through a broker, bank or other record holder should follow the instructions provided to them by such record holders in order to vote their shares.

If a stockholder indicates in his or her proxy a choice with respect to any matter to be acted upon, that stockholder’s shares will be voted in accordance with such choice. If no choice is indicated on a proxy, the stockholder’s shares will be voted “FOR” (a) the election of all of the nominees for directors listed below, (b) the approval of the Company’s 2004 Incentive Stock Plan and (c) the ratification of the appointment of the independent auditor. A stockholder giving a proxy may revoke it by giving written notice of revocation to the Secretary of the Company at any time before it is voted, by executing another valid proxy bearing a later date and delivering such proxy to the Secretary of the Company prior to or at the Annual Meeting, by voting again by Internet or telephone, or by attending the Annual Meeting and voting in person.

The expenses of this proxy solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying proxy will be borne by the Company. Such expenses will also include the charges and expenses of banks, brokerage firms, and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company’s common stock. Solicitation of proxies may be made by mail, telephone, personal interviews or by other means by the Board of Directors or employees of the Company who will not be additionally compensated therefor, but who may be reimbursed for their out-of-pocket expenses in connection therewith.

STOCKHOLDERS ENTITLED TO VOTE

Stockholders of record at the close of business on April 12, 2004 (the “Record Date”), will be entitled to vote at the Annual Meeting. As of the Record Date, there were 46,323,798 shares of the Company’s common stock issued and outstanding. The holders of common stock are entitled to one vote per share. There is no cumulative voting with respect to the election of directors. The presence in person or by proxy of the holders of a majority of the shares issued and outstanding at the Annual Meeting and entitled to vote will constitute a quorum for the transaction of business. Votes withheld from nominees for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum has been reached. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will have no effect on the vote. Abstentions, which may be specified on all proposals except the election of directors, will have the effect of a negative vote. Under applicable Delaware law, a broker non-vote will not be considered present for the purpose of calculating the vote on any matter.

Representatives of EquiServe Trust Company N.A. or its agent will tabulate votes and act as inspector of election at the Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors is divided into three approximately equal classes. The terms of the three classes are staggered so that only one class is elected at the annual meeting of stockholders each year for a three-year term. The term of the Class III directors, consisting of Larry Edwards and Stephen Eisenstein, will expire at the Annual Meeting, and the accompanying proxy solicits your vote for two Class III directors. The terms of the Class I directors and the Class II directors will expire at the annual meeting of stockholders to be held in 2005 and 2006, respectively.

The Board of Directors has nominated Larry Edwards and Stephen Eisenstein for re-election as directors, each to hold office until the annual meeting of stockholders in 2007 and until his successor is duly elected and qualified, or until the earlier of his death, resignation or retirement. The persons named as proxies in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed in such proxy, for the election of Messrs. Edwards and Eisenstein. Should any of the nominees become unable for any reason to stand for election as a director of the Company, it is intended that the persons named in such proxy will vote for the election of such other person as the Board of Directors may recommend. The Company knows of no reason why any of the nominees will be unavailable or unable to serve.

The affirmative vote of the holders of a plurality of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. Accordingly, the two nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast for election by the holders of common stock shall be duly elected directors upon completion of the vote tabulation at the Annual Meeting. The Board of Directors recommends a vote “FOR” each of the following nominees for directors.

Nominees for Directors

Class Ill

(Term Expires 2007)

Larry Edwards, age 54.    Mr. Edwards is the Chief Executive Officer, President and Chairman of the Board of the Company. Mr. Edwards has served as the Chief Executive Officer of the Company and its predecessor since June 1998 and as President through October 2003. He was appointed to also serve as President again in February 2004. From February 1994 until June 1998, Mr. Edwards served as the president of Jason Incorporated’s power generation division. From 1976 until 1994, Mr. Edwards held various positions with

Braden Manufacturing, including those of vice president of operations, general manager and president. Mr. Edwards earned a B.S. in Industrial Engineering and Management from Oklahoma State University and an M.B.A. with honors from Oklahoma City University. Mr. Edwards has been a director of the Company and its predecessor since 1998 and was appointed Chairman of the Board in October 2003.

Stephen Eisenstein, age 42.    Mr. Eisenstein is a general partner of Harvest Partners, Inc. Before joining Harvest Partners, Inc. in September 1999, he was a founding partner at Paribas Principal Partners, which was created in 1996. From 1990 to September 1996, Mr. Eisenstein worked at Paribas in the Merchant Banking Group where he was a managing director specializing in financing and investing in leveraged buyouts. From 1988 until 1990, he worked at the Chase Manhattan Bank in the Media and Telecom Corporate Finance Group, and at Paine Webber Inc. in the Equity Research Department from 1984 to 1986. He earned a B.A. in Economics from Tufts University and an M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Eisenstein has been a director of the Company and its predecessor since 2000, having served as Chairman of the Board from 2000 through October 2003.

Directors Continuing in Office

Class I

(Term Expires 2005)

Adrian W. Doherty Jr., age 52.    Mr. Doherty is a managing director and head of oil and gas investment banking at Barclays Capital, the investment banking division of Barclays Bank PLC. He participated in the formation of Anzon Energy Limited, a New Zealand oil and gas exploration company, and served as one of its directors from September 2001 through May 2002. From July 1999 to May 2001, Mr. Doherty was the senior equity capital markets professional at Salomon Smith Barney with responsibility for all energy equity offerings. From 1995 to 1999, he was a managing director and member of the management committee of the Global Natural Resources Group at J.P. Morgan & Co. Mr. Doherty earned an A.B. degree in Geology from Amherst College and an M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Doherty has been a director of the Company since 2002.

Ed Hotard, age 60.    Mr. Hotard has been a private consultant since January 1999. From July 1992 to January 1999, Mr. Hotard served as president and chief operating officer of Praxair Inc., an industrial gases, electronics materials, medical services and surface technology company. From January 1996 to March 1997, he also served as chairman of Chicago Bridge & Iron, Inc., a global engineering and construction company. He has served as a director of Edgen Corp. since August 1999 and Home Care Supply, Inc. since July 2000, each of which is a private company managed by Harvest Partners, Inc. Mr. Hotard also serves as a director of Global Industries, Ltd. and is a senior advisor to the Monitor Group and a venture partner with Arch Venture Partners. Mr. Hotard earned a B.S. in Mechanical Engineering from Northwestern University and is a member of the board of directors of the U.S.-China Business Council. Mr. Hotard has been a director of the Company since 2001.

Jerry E. Ryan, age 61.    Mr. Ryan served as a consultant to Fintube Technologies, Inc., a manufacturer of finned tubes used in a variety of heat recovery operations and a subsidiary of Lone Star Technologies, Inc., from January 2000 through December 2002. Mr. Ryan served as chairman of the board of the general partner of Fintube Limited Partnership from February 1999 until its sale to Lone Star Technologies, Inc. in January 2000, and for more than five years prior thereto, as chairman of the board and chief executive officer of the general partner of Fintube Limited Partnership. Mr. Ryan also serves as a director of Lone Star Technologies, Inc. and of AAON, Inc. Mr. Ryan has been a director of the Company since 2002.

Class II

(Term Expires 2006)

Ira Kleinman, age 47.    Mr. Kleinman is a general partner of Harvest Partners, Inc. Prior to joining Harvest Partners, Inc. in 1992, he held financial management positions at American International Group and Bank of New York. Mr. Kleinman is a Certified Public Accountant and earned his bachelors degree from the State University of New York at Binghamton and his M.B.A. from St. John’s University. Mr. Kleinman has been a director of the Company and its predecessor since 2000.

Bengt Sohlén, age 71.    Since January 1997, Mr. Sohlén has served as a member of Harvest Partners, Inc.’s advisory board, an informal committee that advises Harvest Partners, Inc. on investment opportunities. From November 1983 until his retirement in September 1997, Mr. Sohlén served as vice president for strategy and corporate development for ABB Inc., a subsidiary of ABB Ltd., which manufactures equipment and provides services to the power transmission and distribution, automation, and oil, gas and petro-chemical industries. Mr. Sohlén served as a director of ABB Inc. between September 1976 and October 1983. Mr. Sohlén has an engineering background derived from training in his native Sweden. Mr. Sohlén has been a director of the Company and its predecessor since 2000.

CORPORATE GOVERNANCE AND BOARD MATTERS

Overview

The Board of Directors is committed to sound and effective corporate governance practices and believes such practices are important to ensure that the Company is managed for the long-term benefit of its stockholders. During this past year, the Board of Directors has taken a number of steps to enhance and expand the Company’s corporate governance policies and practices based on the review of policies and practices suggested by various authorities on corporate governance, the practices of other public companies, the Sarbanes-Oxley Act of 2002, new rules of the SEC and the new New York Stock Exchange listing standards.

The Company has added a corporate governance section to its website, which includes key information concerning the Company’s corporate governance. The Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics, current charters for the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and Audit Committee Pre-Approval Policy are each available in the “Investor Relations—Corporate Governance” section of the Company’s website at www.globalpower.com. The information on the Company’s website is not and should not be considered part of this proxy statement and is not incorporated by reference herein. Copies of these corporate governance documents may also be obtained by writing to:

Investor Relations

Global Power Equipment Group Inc.

6120 South Yale, Suite 1480

Tulsa, Oklahoma 74136

Commencing in fiscal 2004, the Board’s independent directors meet periodically in executive sessions as a part of regularly-scheduled Board meetings. The chair of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee each alternate as the lead director to preside over the executive sessions of independent directors. Ed Hotard, Chairman of the Audit Committee, serves as lead director of the executive sessions for fiscal 2004.

A stockholder may send a written communication to the Board of Directors, the lead independent director, a committee of the Board or any individual member or members of the Board by addressing the communication to the Company in care of the Corporate Secretary at 6120 South Yale, Suite 1480, Tulsa, Oklahoma 74136. All communications so received will be forwarded to the members of the Board of Directors, committee members or specified Board members.

If the subject matter of a communication is a concern or complaint regarding the accuracy or integrity of the Company’s accounting, auditing or financial reporting, the Company has established a safe and confidential process for reporting such concerns or complaints utilizing a third-party maintained toll-free telephone hotline or Internet website. Information regarding the submission of such concerns or complaints can be found in the “Investor Relations—Corporate Governance” section of the Company’s website at www.globalpower.com.

Director Independence

The Board of Directors has determined that a majority of its members are “independent” as defined by the listing standards of the New York Stock Exchange. To be considered independent, the Board had to determine that the director did not have a material relationship with the Company, either directly or as partner, officer or shareholder of an organization that has a relationship with the Company. The Board conducted an evaluation of each outside director to identify and evaluate the existence of any banking, commercial, charitable, consulting, familial or other relationship of a director, his or her immediate family members or related interests with the Company and its subsidiaries. When accessing materiality, the Board considers all relevant facts and circumstances, including, without limitation, the nature of the relationship, the aggregate amount and relative importance of any transactions between the Company and an entity with which a director is affiliated (as an executive officer, partner or substantial stockholder) and whether or not the relationship is in the ordinary course of the Company’s and the other entity’s businesses and does not afford the director any special benefits. The Board further ensures that none of the express categorical disqualifications under the New York Stock Exchange listing standards are applicable to any director that has any relationship with the Company.

Based on these considerations, the Board of Directors has determined that Adrian W. Doherty Jr., Ed Hotard, Jerry E. Ryan and Bengt Sohlén qualify as independent directors.

Board Meetings

During fiscal 2003, the Board of Directors held nine meetings. All of the directors attended at least 75% of the meetings of the Board of Directors and the Board committees on which they served. In addition, the Board of Directors took action one time during fiscal 2003 by unanimous written consent.

Directors are expected to attend the Annual Meeting of Stockholders, and it is the practice of the Company to introduce each director at the Annual Meeting. Each member of the Company’s Board of Directors attended last year’s Annual Meeting of Stockholders.

Committees of the Board of Directors

The Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Executive Committee.

Audit Committee.    The Audit Committee is composed of Messrs. Hotard (Chairman), Doherty, and Sohlén. Each of these individuals qualifies as an “independent” director under the New York Stock Exchange listing standards. The Board of Directors has determined that all three members of the Audit Committee are financially literate as defined under the rules of the New York Stock Exchange and that Mr. Hotard is an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The Audit Committee met five times during fiscal 2003. All of the members of the Audit Committee were present at each meeting.

The Audit Committee is appointed by the Board of Directors to assist the Board with its oversight responsibilities in monitoring (i) the integrity of the financial statements of the Company, (ii) the independent auditors’ qualifications and independence, (iii) the performance of the Company’s internal audit function and independent auditors, and (iv) the compliance by the Company with legal and regulatory requirements. A copy of the Charter of the Audit Committee is included as Appendix A to this Proxy Statement.

Compensation Committee.    The Compensation Committee is composed of Messrs. Doherty (Chairman) and Ryan. Each of these individuals qualifies as an “independent” director under the New York Stock Exchange listing standards. The Compensation Committee met four times during fiscal 2003. In addition, the Compensation Committee took action one time during fiscal 2003 by unanimous written consent. All of the members of the Compensation Committee were present at each meeting.

The Compensation Committee is appointed by the Board of Directors to assist the Board in discharging its responsibilities relating to executive compensation and administration of the Company’s stock option and other compensation plans. The Compensation Committee approves the salary and incentive compensation and awards to executive officers, annually evaluates the performance of the chief executive officer and periodically reviews the compensation of outside directors.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee was established by the Board of Directors in the third quarter of fiscal 2003 and is composed of Messrs. Ryan (Chairman), Hotard and Sohlén. Each of these individuals qualifies as an “independent” director under the New York Stock Exchange listing standards. The Nominating and Corporate Governance Committee did not meet in fiscal 2003, but it took action one time during fiscal 2003 by unanimous written consent.

The Nominating and Corporate Governance Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibility by: (i) identifying qualified individuals to become Board Members; (ii) determining the composition of the Board and its committees; (iii) developing, leading and monitoring a process to assess Board effectiveness, including an annual review of the performance of the Board and its committees; (iv) developing and recommending to the Board corporate governance guidelines and assisting in the implementation of approved guidelines; and (v) assisting the Board and management with senior management succession planning.

Executive Committee.    The Executive Committee is composed of Messrs. Edwards, Eisenstein and Kleinman. The Executive Committee is generally authorized to act for the Board of Directors, except as such authority is limited by the Board of Directors or by applicable Delaware laws. The Executive Committee did not meet in fiscal 2003, but it took action one time during fiscal 2003 by unanimous written consent.

Process for Director Nominations

The Nominating and Corporate Governance Committee was established by the Board of Directors in 2003 to, among other things, assist the Board of Directors in identifying qualified candidates to serve as directors. The identification of director candidates may come from various sources, such as members of the Board of Directors, officers of the Company or, if deemed appropriate, a third-party search firm. For the 2004 Annual Meeting, each of the director nominees is an existing director, and no additional director candidates were identified or evaluated by the Nominating and Corporate Governance Committee.

In evaluating potential director candidates, the Nominating and Corporate Governance Committee will take into consideration such factors that it deems appropriate for the needs of the Board of Directors. These factors may include, among others:

•	whether the candidate meets the independence requirements of the New York Stock Exchange;

•	an evaluation of the judgment and skills possessed by the candidate;

•	the candidate’s experience with businesses and other organizations of comparable size to the Company and with any publicly traded company, and the interplay of the candidate’s experience with the experience of the Company’s other Board members;

•	the extent to which the candidate would be a desirable addition to the Board and any committees of the Board based on the need for the candidate’s expertise; and

•	whether the candidate assists in achieving a Board with a diverse background and experience.

Generally, the Nominating and Corporate Governance Committee will evaluate new potential director candidates by reviewing their biographical information and qualifications and checking the candidates’ references. Those candidates determined to be of interest to the Committee will be subject to interview by the Committee, with other Board members or members of management participating in the interview process as may be deemed appropriate. Using the information obtained and input from the interview, the Nominating and Corporate Governance Committee will evaluate whether a prospective candidate is qualified to serve as a director and whether the Committee should recommend to the Board of Directors that the Board nominate the prospective candidate or elect such candidate to fill a vacancy on the Board.

Stockholder Nominations

The Company’s amended and restated by-laws permit stockholders to nominate a director for consideration at an annual meeting by providing advance written notice to the Company. Such written notice must be delivered to the Secretary of the Company, c/o Global Power Equipment Group Inc., 6120 S. Yale, Suite 1480, Tulsa, Oklahoma 74136, no later than 90 days nor more than 120 days prior to the first anniversary date of the preceding year’s annual meeting of stockholders. The notice must set forth: (a) with respect to the proposed nominee for director, all information about the nominee as would be required to be included in a proxy statement soliciting proxies for the election of such nominee under the proxy rules of the Securities and Exchange Commission, together with the nominee’s written consent to serve as a director if so elected; and (b) with respect to the stockholder giving the notice, (i) the name and address of the stockholder, (ii) the class and number of shares of capital stock of the Company beneficially owned by the stockholder and (iii) whether the stockholder intends to deliver a proxy statement and form of proxy to the Company’s stockholders. The Chairman of the annual meeting may refuse to acknowledge the nomination of any person not made in accordance with the nomination procedure.

The Nominating and Corporate Governance Committee will consider candidates for nomination as a director submitted by stockholders. The Committee does not have a separate policy that addresses the consideration of director candidates recommended by stockholders, as the Company’s amended and restated

by-laws permit stockholders to nominate candidates in accordance with the procedures discussed above. The Committee will consider individuals recommended for nomination as directors in accordance with the procedures described under “Process for Director Nominations” above.

Compensation of Directors

Employee directors and directors who are affiliated with Harvest Partners, Inc., an affiliate of the Company’s largest stockholder, receive no additional compensation for service on the Board of Directors or any committee thereof. Non-employee directors who are not affiliated with Harvest Partners, Inc. (“Outside Directors”) received compensation during fiscal 2003 as indicated in the following table.

Annual Retainer	Committee Chairman Annual Retainer	Each Board and Committee Meeting Attended	Each Board and Committee Telephonic Meeting Attended
$20,000	$1,500	$1,000	$750

Outside Directors are also eligible to receive non-qualified stock options under the stock option plans maintained by the Company. During fiscal 2003, Adrian W. Doherty Jr., Ed Hotard, Jerry E. Ryan and Bengt Sohlén were each granted an option to purchase 20,000 shares of common stock at an exercise price of $6.10 per share (being the fair market value of the common stock on the date of grant) under the Company’s 2001 Stock Option Plan. Options become exercisable in cumulative installments of 40%, commencing 18 months from the date of grant, and 30% annually thereafter. All directors are reimbursed by the Company for out-of-pocket expenses incurred by them in connection with their service on the Board of Directors and any committee thereof.

PROPOSAL TWO

APPROVAL OF ADOPTION OF THE

2004 STOCK INCENTIVE PLAN

At the Annual Meeting, stockholders will be asked to approve the Company’s 2004 Stock Incentive Plan (the “Incentive Plan”), which was adopted, subject to stockholder approval, by the Board of Directors based upon the recommendation of the Compensation Committee. The Incentive Plan permits the issuance of restricted stock and performance shares, as well as stock options. The Company’s Board of Directors considers the Incentive Plan important to the Company’s ability to provide appropriate compensation and incentives to attract, retain and motivate its officers and employees. As of fiscal 2003 year end, there were only 17,453 shares remaining available for future issuance under the Company’s existing stock option plans. The approval of the Incentive Plan will enable the Compensation Committee to also provide incentive awards in forms other than stock options. The Board believes this flexibility will provide additional benefits to the Company by, among other things:

•	Reducing the Company’s annual stock usage rate for incentive compensation since alternative awards may provide the same incentive value but use fewer shares;

•	Conforming the Company’s long-term incentive plan with recommended compensation “best practices” that encourage the usage of other long-term incentive vehicles in addition to, or in replacement of, stock options; and

•	Providing the Company with greater flexibility to respond to expected changes in the accounting for stock options.

The following is a summary of the principal features of the Incentive Plan. This summary is qualified in its entirety by reference to the more detailed terms and conditions of the Incentive Plan, a copy of which is attached as Appendix B to this Proxy Statement.

Administration

The Compensation Committee of the Board of Directors will administer the Incentive Plan. The Compensation Committee is composed of two or more directors who are “independent” under the New York Stock Exchange listing standards and who, to the extent required by Rule 16b-3 of the Securities Exchange Act of 1934 or Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), qualify as “non-employee directors” and “outside directors,” respectively. The Compensation Committee has broad discretion and authority to, among other things, select the officers, employees, directors and consultants to whom awards may be granted, to determine the terms, conditions, form and amount of the awards, to establish, where deemed applicable, performance goals with respect to awards and to determine and certify the achievement thereof, and to establish guidelines and procedures relating to awards. The Compensation Committee will have full power to administer the Incentive Plan and to adopt or establish, and to modify and waive, rules, regulations, agreements, guidelines and procedures which it deems necessary or advisable for the administration of the Incentive Plan.

Eligibility

An employee, officer, director or consultant of the Company, or any of its subsidiaries or affiliates, is eligible to receive an award under the Incentive Plan. Awards will be made at the discretion of the Compensation Committee. As of December 27, 2003, the Company had approximately 950 employees.

Shares Authorized

The total number of shares of common stock that may be issued pursuant to awards under the Incentive Plan is 1,500,000, subject to adjustment in the event of a recapitalization, stock split, reorganization or similar transaction.

To the extent that shares of common stock subject to an award under the Incentive Plan are not issued by reason of (i) the expiration, termination or forfeiture of such award or (ii) the tendering previously-owned shares to pay all or a portion of the exercise price of a stock option, then such unissued shares shall again be available for issuance under the Incentive Plan.

The source of common stock issued with respect to awards may be either authorized but unissued shares or previously issued shares held as treasury stock. The closing price per share of the Company’s common stock on the New York Stock Exchange on April 1, 2004, was $8.20.

Awards

The following types of awards may be granted under the Incentive Plan:

Stock Options.    Stock options may be (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code or (2) options that do not so qualify, or non-qualified stock options. The exercise price per share of each stock option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of a share of common stock on the date of grant. Each stock option may be exercised in whole, at any time, or in part, from time to time, after the option becomes exercisable. Upon exercise, an option holder must pay the exercise price of the option in full, including applicable taxes. Payment of the exercise price may be in any legal manner permitted by the Compensation Committee and set forth in the award agreement, which may include the use of shares of common stock already owned by the option holder or through a broker-assisted cashless exercise procedure. The Incentive Plan limits the term of any stock option to 10 years.

Restricted Stock.    Restricted stock is an award of shares of common stock that are issued subject to specified restrictions on transfer, forfeiture and/or such other restrictions on incidents of ownership determined by the Compensation Committee. Unless otherwise specified by the Compensation Committee, shares of restricted stock may be voted by the recipient.

Performance Shares.    Performance shares are awards entitling the recipient to receive a number of shares of common stock upon the achievement of performance goals and such other conditions as established by the Compensation Committee. The minimum vesting period (i.e., performance cycle) for a performance share award is one year. A recipient of a performance share will have no right as a stockholder until shares of common stock are delivered to the recipient in settlement of such performance share.

Performance Goals

To allow certain awards granted under the Incentive Plan to the Company’s Chief Executive Officer and its four most highly compensated executive officers to qualify as “performance-based compensation” under Section 162(m) of the Code, the Incentive Plan provides that the Compensation Committee may establish performance goals with respect to an award based upon one or more of the following performance criteria: (1) total shareholder return, (2) return on invested capital, equity or assets, (3) operating profit, (4) earnings per share, (5) sales or revenues, (6) operating expenses, (7) common stock price appreciation, (8) cash flow, (9) increase in economic value of a subsidiary, division, business unit, or asset or group of assets, (10) earnings of the Company (i) before interest, taxes, depreciation and amortization or (ii) after interest, taxes, depreciation and amortization, (11) reductions in expenses, expressed in specific amounts and/or as a percentage reduction, or (12) backlog.

At the end of each performance cycle, the Compensation Committee will determine and certify the extent to which the performance goal established for the performance cycle has been achieved and determine the number of shares to be delivered, if any, as a result thereof.

Award Agreements

Each Incentive Plan award shall be evidenced by an award agreement setting forth the number of shares of common stock subject to the award, the purchase price (if any) and term of the award and, in the case of performance-based awards, the applicable performance goals.

Change in Control

In the event of a “change in control” of the Company (as defined in the Incentive Plan), stock options granted under the Incentive Plan shall vest and become exercisable immediately, awards of restricted stock shall vest immediately, and all target levels for performance goals established for performance shares shall be deemed immediately satisfied. In addition, the Compensation Committee may adjust outstanding options by substituting stock or other securities of any successor or another party to the change in control transaction or cash out the outstanding stock options, in any such case, generally based on the consideration received by the Company’s stockholders in the transaction.

Amendment and Termination of Incentive Plan

The Board of Directors may at any time terminate or suspend the Incentive Plan and amend or modify the Incentive Plan, provided that no such action may impair any outstanding award without the consent of the participant affected thereby. In addition, unless approved by the Company’s stockholders, no amendment or modification may increase the number of shares of common stock that may be issued under the Incentive Plan (except pursuant to an adjustment related to a corporate change affecting the common stock), reduce the minimum purchase price at which shares may be offered under stock options, change the class of persons eligible to participate in the Incentive Plan, extend the termination date for making awards under the Incentive Plan, or become effective if such amendment or modification is required to be approved by the Company’s shareholders under the rules of the New York Stock Exchange, the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, or any other applicable law, regulation or rule. No award may be granted under the Incentive Plan after the tenth anniversary date of its approval by the Company’s stockholders.

Tax Consequences

The following is a brief description of the federal income tax treatment that will generally apply to awards under the Plan based on current federal income tax rules.

Non-Qualified Stock Options.    A participant who has been granted a non-qualified stock option will not realize taxable income at the time of grant, and the Company will not be entitled to a tax deduction at that time. In general, when the option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the acquired shares over the exercise price for those shares, and the Company will be entitled to a corresponding tax deduction. Any gains or losses realized by the participant upon disposition of the shares will be treated as capital gains or losses, and the participant’s tax basis in such shares will equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options.    A participant who has been granted an incentive stock option will not realize taxable income at the time of grant, and the Company will not be entitled to a tax deduction at that time. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled). The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is included in calculating the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised unless the participant disposes of the shares in the year of exercise.

If the participant does not sell or otherwise dispose of the shares of common stock received upon exercise of an incentive stock option within two years from the date of the grant of the incentive stock option or within one year after the exercise of the incentive stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain and the Company will not be entitled to a corresponding tax deduction. The participant will generally recognize a capital loss to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding tax deduction. Any amount realized in excess of the value of the shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant will not recognize ordinary income, and the participant will generally recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock.    In general, a participant who has been granted a restricted stock award will not realize taxable income at the time of grant and the Company will not be entitled to a tax deduction at that time, assuming that the shares are not transferable and that the restrictions create a “substantial risk of forfeiture” for federal income tax purposes. Upon the vesting of the shares subject to a restricted stock award, the participant will realize ordinary income in an amount equal to the then fair market value of the shares, and the Company will be entitled to a corresponding tax deduction. Any gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, and the participant’s basis in such shares will be equal to the fair market value of the shares at the time of vesting. A participant may elect pursuant to section 83(b) of the Code to have income recognized at the date of grant of a restricted stock award and to have the applicable capital gain holding period commence as of that date. If a participant makes this election, the Company will generally be entitled to a corresponding tax deduction in the year of grant.

Performance Shares.    A participant who has been granted a performance share award will not realize taxable income at the time of grant and the Company will not be entitled to a tax deduction at that time. The participant will recognize taxable compensation income at the time of distribution of shares of common stock earned equal to the then fair market value of the distributed shares, and the Company will then be entitled to a corresponding tax deduction.

Limitation in the Company’s Deductions.    Under Section 162(m) of the Code, a federal income tax deduction for certain awards under the Incentive Plan may be limited to the extent that the Company’s chief executive officer or any of the four other most highly compensated officers receives compensation, other than performance-based compensation, in excess of $1,000,000 in any year.

New Plan Benefits

No determination has yet been made as to the amount or terms of any awards to be granted under the Incentive Plan, as such grants will be determined at the discretion of the Compensation Committee. No awards will be granted under the Incentive Plan unless and until it is approved by the Company’s stockholders.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast on this proposal is required to approve the Incentive Plan, provided that the total votes cast represent over 50% of all votes entitled to be cast on the proposal. Abstentions will be included in determining the number of votes cast on the proposal, thus having the effect of a vote against the proposal. Broker non-votes are not counted in determining the number of votes cast on the proposal.

The Board of Directors recommends that stockholders vote FOR the approval of the Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information as of December 27, 2003, concerning outstanding stock options and rights to purchase common stock granted to participants in all of the Company’s equity compensation plans and the number of shares of common stock remaining available for issuance under such equity compensation plans.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Shares Remaining Available For Future Issuance
Equity compensation plans approved by stockholders (1)	3,623,714	$4.60	17,453
Equity compensation plans not approved by stockholders	—	N/A	—
Total	3,623,714	$4.60	17,453

(1)	Consists of the Company’s 2000 Stock Option Plan and 2001 Stock Option Plan. Shares remaining available for issuance under the plans may be issued in the form of stock options only.

AUDIT RELATED MATTERS

Audit Committee Report

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to, among other matters, the financial reporting process and systems of internal controls. The Audit Committee operates pursuant to a written charter approved by the Board of Directors, the current version of which is included as Appendix A to this Proxy Statement.

The Audit Committee acts only in an oversight capacity and it is not responsible for either the preparation of the Company’s financial statements or the auditing of the financial statements. Management of the Company is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing the financial statements. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. The Audit Committee’s role does not provide any special assurances with regard to the Company’s financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

In the performance of its oversight function, the Audit Committee reviewed and discussed with management and the independent auditors the Company’s audited financial statements as of and for the fiscal year ended December 27, 2003. The Audit Committee discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

In addition, the Audit Committee reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and discussed with the auditors their independence. The Audit Committee also considered whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 27, 2003, for filing with the Securities and Exchange Commission.

Audit Committee

Ed Hotard, Chairman

Adrian W. Doherty Jr.

Bengt Sohlén

Audit Committee Pre-Approval Policy

The Audit Committee has established pre-approval policies and procedures regarding the pre-approval of all services provided by the Company’s independent auditor. The Audit Committee’s pre-approval policy is attached to this Proxy Statement as Appendix C. The policy sets out the specific services pre-approved by the Audit Committee and the applicable limitations, while ensuring the independence of the auditor to audit the Company’s financial statements is not impaired. All services performed by the Company’s independent auditor for fiscal 2003 were pre-approved by the Audit Committee.

INDEPENDENT AUDITOR FEES

The following table sets forth the fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s annual financial statements for the fiscal years ended December 27, 2003 and December 28, 2002, and the fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods. In determining the independence of PricewaterhouseCoopers LLP, the Audit Committee considered whether the provision of non-audit services is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

	2003	2002
Audit Fees (1)	$354,084	$286,000
Audit Related Fees (2)	0	0
Tax Fees (3)	312,117	165,475
All Other Fees (4)	452,689	867,075

Total	$1,118,890	$1,318,550

(1)	Audit Fees. These are the total fees, including reimbursement of expenses, for the audit of the annual financial statements for fiscal 2003 and 2002 and the reviews of the financial statements included in the Company’s Form 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees. These are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. There were no audit-related fees billed by PricewaterhouseCoopers LLP for fiscal years 2003 or 2002.
(3)	Tax Fees. These are fees for professional services with respect to tax compliance, tax advice and tax planning. For fiscal years 2003 and 2002, this includes review and/or preparation of certain United States and foreign tax returns of the Company and its consolidated subsidiaries.
(4)	All Other Fees. These are fees for permissible work that does not meet any of the above categories. For fiscal years 2003 and 2002, this primarily consists of the provision of due diligence services in connection with the Company’s review of potential business acquisitions.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee has selected PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal 2004. PricewaterhouseCoopers LLP has served as the Company’s independent auditor since its selection in April 2002, following the solicitation of proposals from independent auditing firms. Prior to the selection of PricewaterhouseCoopers LLP, Arthur Andersen LLP served as the Company’s independent auditor.

Arthur Andersen LLP’s reports on the Company’s consolidated financial statements for each of the fiscal years ended December 29, 2001 and December 30, 2000, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 29, 2001 and December 30, 2000, and through April 8, 2002, (i) there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years and (ii) there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 29, 2001 and December 30, 2000, and through April 8, 2002, the Company did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any matters or reportable events described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

A proposal will be presented at the Annual Meeting asking the stockholders to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor. If the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider the appointment.

The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for the adoption of this proposal. The Board of Directors recommends a vote “FOR” the ratification of PricewaterhouseCoopers LLP as independent auditor for fiscal year 2004.

The Company expects that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting. The representative will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

PRINCIPAL STOCKHOLDERS AND

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information as of April 1, 2004, regarding the ownership of the Company’s common stock by (a) all persons known by the Company to be beneficial owners of more than five percent of such stock, (b) each director and nominee for director of the Company, (c) each of the executive officers of the Company named in the Summary Compensation Table below, and (d) all executive officers and directors of the Company as a group. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

Name of Owner or Identity of Group	Shares Beneficially Owned		Percentage of Class(1)
Harvest Associates III, L.L.C. 280 Park Avenue, 33rd Floor New York, New York 10017	10,627,063	(2)	22.9%
Cannell Capital LLC 150 California Street, Fifth Floor San Francisco, California 94111	4,758,600	(3)	10.3
PPM America Private Equity Fund LP 225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606	4,704,022	(4)	10.2
Mac-Per-Wolf Company 310 S. Michigan, Suite 2600 Chicago, Illinois 60604	3,160,030	(5)	6.8
Barclays Global Investors, NA 45 Fremont Street San Francisco, California 94105	2,878,511	(6)	6.2
Larry Edwards	880,376	(7)	1.8
Stephen Eisenstein	10,627,063	(8)	22.9
Ira Kleinman	10,627,063	(9)	22.9
Bengt Sohlén	51,384	(10)	*
Ed Hotard	21,500	(11)	*
Adrian W. Doherty Jr.	5,000	(12)	*
Jerry E. Ryan	15,000	(12)	*
Gary Obermiller	305,480	(13)	*
Gene Schockemoehl	626,344	(14)	1.3
Monte Ness	164,765	(15)	*
James Wilson	298,362	(16)	*
Michael Hackner	32,500	(17)	*
John McSweeney	98,716		*
All executive officers and directors as a group (11 persons)	12,719,794	(18)	27.0

*	Represents less than 1% of the common stock outstanding.
(1)	Shares of common stock which were not outstanding but which could be acquired by a person upon exercise of an option within sixty days of April 1, 2004, are deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by such person. Such shares, however, are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.

(2)	Includes 9,352,143 shares of common stock owned by Harvest Partners III, L.P., and 1,274,920 shares of common stock owned by Harvest Partners III, GbR, for each of which Harvest Associates III, L.L.C. is the general partner. Harvest Associates III, L.L.C. has six members, each of whom has equal voting rights in such company and who may be deemed to share beneficial ownership of the shares of common stock beneficially owned by it. The six members are Stephen Eisenstein and Ira Kleinman, each of whom is a director of the Company, and Harvey Wertheim, Harvey Mallement, William Kane and Thomas Arenz. Each of Messrs. Eisenstein, Kleinman, Wertheim, Mallement, Kane and Arenz disclaims beneficial ownership of the shares of common stock owned by Harvest Partners III, L.P. and Harvest Partners III, GbR. Harvest Partners, Inc., which is controlled by Messrs. Wertheim and Mallement, provides management services for Harvest Associates III, L.L.C. in connection with Harvest Partners III, L.P. and Harvest Partners III, GbR and may be deemed to share beneficial ownership of the shares of common stock owned by Harvest Partners III, L.P. and Harvest Partners III, GbR. Each of Messrs. Wertheim and Mallement disclaim beneficial ownership of the shares of common stock which Harvest Partners, Inc. may be deemed to share beneficial ownership with Harvest Associates III, L.L.C.
(3)	Cannell Capital LLC (“Cannell Capital”) reported the beneficial ownership (as of December 5, 2003) of such shares in a Schedule 13D filed with the Securities and Exchange Commission on December 10, 2003. Cannell Capital possesses voting and dispositive powers with respect to the shares, all of which are owned by its investment advisory clients. J. Carlo Cannell is also a beneficial owner of these shares as a result of his ownership and management of Cannell Capital.
(4)	Pursuant to the Schedule 13G/A filed with the Securities and Exchange Commission on February 25, 2004, PPM America Private Equity Fund LP reported direct ownership of all such shares and that it had shared voting and dispositive powers with respect to all such shares with its general partner, PPM America Capital Partners, LLC.
(5)	Mac-Per-Wolf Company (“MPW”) reported the beneficial ownership (as of December 31, 2003) of such shares in a Schedule 13G filed with the Securities and Exchange Commission on February 2, 2004. MPW reports, on behalf of its subsidiaries PWMCO, LLC, a registered broker-dealer and investment adviser, and Perkins, Wolf, McDonnell and Company, LLC, a registered investment adviser, sole voting and dispositive power with respect to such shares.
(6)	Barclays Global Investors, NA (“Barclays”) reported the beneficial ownership (as of December 31, 2003) of such shares in a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004. Barclays reports sole voting and dispositive power with respect to 2,503,555 of such shares and Barclays Global Fund Advisors reports sole voting and dispositive power with respect to 222,604 of such shares.
(7)	Includes options to purchase 317,151 shares of common stock.
(8)	Includes 9,352,143 shares of common stock owned by Harvest Partners III, L.P. and 1,274,920 shares of common stock owned by Harvest Partners III, GbR, for each of which Harvest Associates III, L.L.C. is the general partner. Mr. Eisenstein is a member of Harvest Associates III, L.L.C. and may be deemed to share beneficial ownership of the shares of common stock beneficially owned by it. Mr. Eisenstein disclaims beneficial ownership of such shares.
(9)	Includes 9,352,143 shares of common stock owned by Harvest Partners III, L.P. and 1,274,920 shares of common stock owned by Harvest Partners III, GbR, for each of which Harvest Associates III, L.L.C. is the general partner. Mr. Kleinman is a member of Harvest Associates III, L.L.C. and may be deemed to share beneficial ownership of the shares of common stock beneficially owned by it. Mr. Kleinman disclaims beneficial ownership of such shares.
(10)	Includes options to purchase 17,500 shares of common stock.
(11)	Includes options to purchase 17,500 shares of common stock and 4,000 shares of common stock held by a family partnership, of which Mr. Hotard is the managing general partner.
(12)	Includes options to purchase 5,000 shares of common stock.
(13)	Includes options to purchase 50,000 shares of common stock.

(14)	Includes options to purchase 208,105 shares of common stock.
(15)	Includes options to purchase 41,833 shares of common stock.
(16)	Includes options to purchase 79,566 shares of common stock.
(17)	Includes options to purchase 32,500 shares of common stock.
(18)	Includes options to purchase 721,655 shares of common stock. Also includes 9,352,143 shares of common stock owned by Harvest Partners III, L.P. and 1,274,920 shares of common stock owned by Harvest Partners III, GbR, for each of which Harvest Associates III, L.L.C. is the general partner. Messrs. Eisenstein and Kleinman are members of Harvest Associates III, L.L.C. and may be deemed to share beneficial ownership of the shares of common stock beneficially owned by it. Messrs. Eisenstein and Kleinman disclaim beneficial ownership of such shares.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information with respect to the compensation of the Company’s Chief Executive Officer and its four other most highly compensated executive officers (the “named executive officers”), based on salary and bonus earned during fiscal 2003, for services in all capacities to the Company and its subsidiaries during each of the Company’s last three fiscal years. Messrs. Hackner and McSweeney are also included in the table because each of them would have been among the four other most highly compensated executive officers of the Company as of fiscal 2003 year end had they not retired during fiscal year 2003.

Long-Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($)(2)	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs (#)(3)	Long-Term Incentive Payouts ($)	All Other Compensation ($)(4)
Larry Edwards (5) Chairman and Chief Executive Officer	2003 2002 2001	464,090 434,911 343,800	378,146 531,679 515,700	74,781 -0- -0-	-0- -0- -0-	100,000 100,000 75,000	-0- -0- -0-	8,424 12,112 190,965

Gary Obermiller (6) President and Chief Operating Officer	2003 2002 2001	300,365 254,000 235,500	177,329 227,711 259,050	-0- -0- -0-	-0- -0- -0-	75,000 55,000 50,000	-0- -0- -0-	11,488 16,601 168,682

Gene Schockemoehl Senior Vice President	2003 2002 2001	234,260 214,350 191,200	139,977 192,165 210,320	-0- -0- -0-	-0- -0- -0-	50,000 40,000 37,500	-0- -0- -0-	9,155 9,117 140,502

James Wilson (7) Chief Financial Officer and Vice President of Finance	2003 2002 2001	165,244 146,744 131,100	81,640 108,041 117,990	-0- -0- -0-	-0- -0- -0-	50,000 35,000 25,000	-0- -0- -0-	5,265 4,713 5,766

Monte Ness (8) Senior Vice President	2003	146,176	46,332	-0-	-0- —	40,000	-0-	8,378

Michael Hackner (9) Former Chief Financial Officer and Vice President of Finance	2003 2002 2001	193,130 174,376 154,898	94,419 127,905 129,408	-0- -0- -0-	-0- -0- -0-	-0- 40,000 32,500	-0- -0- -0-	795,742 7,663 86,618

John McSweeney (10) Former President of Consolidated Fabricators, Inc.	2003 2002 2001	279,224 336,338 329,992	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- 15,000 15,000	-0- -0- -0-	31,317 38,942 33,442

(1)	Represents bonuses accrued under the Company’s 2003 Management Incentive Compensation Plan that were paid in 2004.
(2)	Except where indicated, does not include the value of perquisites and other personal benefits because the aggregate amount of such compensation, if any, did not exceed the lesser of either $50,000 or 10 percent of the total amount of annual salary and bonus for any named individual. Mr. Edwards’ perquisites and personal benefits included the payment of $64,750 on his behalf for one-time club membership fees.

(3)	Consists solely of options to acquire shares of common stock granted under Company stock option plans.
(4)	Amounts for fiscal 2003 include: (a) matching contributions under the Company’s 401(k) plan of $6,000, $5,143, $8,000, $4,927, $4,360, $5,534 and $4,823 to the accounts of Messrs. Edwards, Obermiller, Schockemoehl, Wilson, Ness, Hackner and McSweeney, respectively; (b) contributions of $4,882 and $3,574 to the respective accounts of Messrs. Obermiller and Ness under the Deltak Profit Sharing Plan; (c) the taxable portion of life insurance premiums of $2,424, $1,463, $1,155, $338, $444, $1,591 and $26,494 for Messrs. Edwards, Obermiller, Schockemoehl, Wilson, Ness, Hackner and McSweeney, respectively; and (d) $788,617 paid to Mr. Hackner on December 29, 2003, under the terms of the Separation Agreement and Release, dated October 23, 2003, between Mr. Hackner and the Company, which is described below in the section entitled “Employment Agreements, Termination of Employment and Change in Control Arrangements.”
(5)	Mr. Edwards was appointed as Chairman of the Company on October 23, 2003. Mr. Edwards previously also served as the Company’s President through October 23, 2003, and was reappointed to also serve as President on January 30, 2004, upon Mr. Obermiller’s retirement.
(6)	Mr. Obermiller resigned from all executive officer positions with the Company on January 30, 2004.
(7)	Mr. Wilson was appointed Chief Financial Officer and Vice President of Finance on December 12, 2003. Prior to such appointment, he served as Vice President of Administration.
(8)	Mr. Ness was appointed Senior Vice President on October 23, 2003, and amounts include all compensation (executive and non-executive) for fiscal 2003.
(9)	Mr. Hackner resigned from all executive officer positions with the Company on December 12, 2003.
(10)	Mr. McSweeney’s employment with the Company terminated upon the expiration of his employment agreement on October 31, 2003.

Option Grants In Last Fiscal Year

The following table sets forth certain information with respect to options granted to the named executive officers of the Company during fiscal 2003. The Company did not grant any stock appreciation rights during fiscal 2003.

Individual Grants
Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)(1)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
					5%($)	10%($)
Larry Edwards	100,000	13	6.10	12/09/13	383,600	972,200
Gary Obermiller	75,000	10	6.10	12/09/13	287,700	729,100
Gene Schockemoehl	50,000	7	6.10	12/09/13	191,800	486,100
James Wilson	50,000	7	6.10	12/09/13	191,800	486,100
Monte Ness	40,000	5	6.10	12/09/13	153,400	388,900
Michael Hackner	-0-	—	—	—	—	—
John McSweeney	-0-	—	—	—	—	—

(1)	The exercise price of the option equals the fair market value of the common stock on the date of grant.
(2)

Potential realizable value illustrates the value that might be realized upon exercise of the options immediately prior to the expiration of their term (10 years from the date of grant), assuming that the common stock appreciates in value from the date of grant to the end of the option term at rates of 5% and

10%, respectively, compounded annually. These assumed annual compound rates of stock price appreciation are mandated by the rules of the SEC and are not intended to represent estimated or expected appreciation of the Company’s common stock.

Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth certain information with respect to options exercised by the named executive officers of the Company during fiscal 2003, and the number and value of unexercised options held by such executive officers at the end of the fiscal year. The Company has never granted any stock appreciation rights.

	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1)(2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Larry Edwards	-0-	-0-	452,151	200,000	2,372,280	233,000
Gary Obermiller	-0-	-0-	343,136	130,000	1,843,825	139,150
Gene Schockemoehl	-0-	-0-	317,105	90,000	1,758,715	98,700
James Wilson	50,000	242,500	105,566	85,000	506,760	89,800
Monte Ness	30,000	124,200	77,233	60,000	391,446	57,600
Michael Hackner	152,404	886,991	72,500	-0-	71,200	-0-
John McSweeney	-0-	-0-	15,000	-0-	-0-	-0-

(1)	Market value of the underlying securities at exercise date or fiscal year-end, as the case may be, minus the option exercise price.
(2)	The closing price for the Company’s common stock on the New York Stock Exchange on December 26, 2003, the last trading day of the Company’s fiscal year, was $6.65.

Employment	Agreements, Termination of Employment and Change in Control Arrangements

The Company had written employment agreements with each of its named executive officers as of fiscal 2003 year end other than Monte Ness, who was appointed to Senior Vice President of the Company in October 2003. The Company entered into an employment agreement with Mr. Ness in February 2004. The employment agreements provide for annual base salaries of not less than $450,574 for Mr. Edwards, $250,600 for Mr. Obermiller, $210,000 for Mr. Schockemoehl, $143,310 for Mr. Wilson and $164,682 for Mr. Ness. The employment agreement with Mr. Edwards is for a three-year term expiring on April 30, 2005; the employment agreement with each of Messrs. Obermiller, Schockemoehl and Wilson is for a two-year term expiring April 30, 2004, and the employment agreement with Mr. Ness is for a two-year term expiring February 12, 2006, subject, in each case, to automatic renewal for additional one-year period annually thereafter unless the Company provides sixty days prior written notice otherwise. Mr. Obermiller’s employment agreement with the Company terminated effective January 30, 2004, in connection with his retirement from the Company. Pursuant to their respective employment agreements, each of Messrs. Edwards, Obermiller, Schockemoehl, Wilson and Ness:

•	is entitled to participate in the Company’s employee benefit programs;

•	is entitled to participate in the Company’s Management Incentive Compensation Plans or, in the event a Management Incentive Compensation Plan is not in effect for any bonus year, to receive substantially the same bonus opportunities as were in place for the prior fiscal year;

•	in the event employment is terminated by the Company without Cause (as defined in the respective employment agreement) or by the executive officer for Good Reason (as defined in the respective employment agreement to include, among other things, removal from such executive’s specified position as an officer of the Company or a reduction in such executive’s annual base salary without, in each case, such executive’s consent), is entitled to receive his base salary for a twelve-month period or, if more than twelve months remain in the Initial Employment Term (as defined in each employment agreement) on the date of termination, through the expiration of the Initial Employment Term, and, if termination is three months after commencement of a new bonus year, a portion of any bonus earned for the year in which termination occurred determined on a pro rata basis based on the number of days of such year employed; and

•	has agreed not to compete with the businesses of the Company for a twelve-month period following termination.

On October 23, 2003, the Company entered into a Retirement Benefits Agreement (the “Retirement Agreement”) with Larry Edwards, the Company’s Chairman, Chief Executive Officer and President. The Retirement Agreement sets forth the terms and conditions of Mr. Edwards’ future retirement from the Company, which retirement would occur on a future date to be determined by Mr. Edwards or upon the Company’s termination of Mr. Edwards’ employment pursuant to his employment agreement with the Company (the “Retirement Date”). Mr. Edwards continues to serve the Company under the terms of his employment agreement. Under the Retirement Agreement, the Company has agreed to pay a lump-sum retirement payment to Mr. Edwards in the amount of $1,888,750, less applicable withholding taxes, within 45 days of the Retirement Date. In addition, Mr. Edwards will be entitled to receive any bonus he would otherwise be entitled to receive under the Company’s Management Incentive Compensation Plan for the fiscal year in which the Retirement Date occurs, which bonus will be adjusted for the portion of such fiscal year in which he was employed by the Company.

Pursuant to the Retirement Agreement, the Company and Mr. Edwards have agreed to enter into a one-year Consulting Services Agreement effective on the Retirement Date, pursuant to which Mr. Edwards will provide the Company consulting services in consideration of the payment to Mr. Edwards of consulting fees equal to the sum of his then-current base salary and target bonus under the then-current Management Incentive Compensation Plan as of the Retirement Date. Within 30 days after entering into the Consulting Services Agreement, and so long as Mr. Edwards has executed and delivered to the Company a release at the time he enters into the Consulting Services Agreement and does not thereafter revoke the release pursuant to its provisions, the Company will make a lump-sum payment to Mr. Edwards of $812,158, less applicable withholding taxes. In addition, the Company has agreed in the Retirement Agreement to enter into an agreement, at Mr. Edwards’ option on or before the Retirement Date, (i) to accelerate the vesting of all unvested options under the Company’s 2001 Stock Option Plan held by Mr. Edwards and (ii) extend the expiration date of the exercise period for all options then held by Mr. Edwards under the Company’s 2000 Stock Option Plan and 2001 Stock Option Plan from 90 days after his termination of employment with the Company to the first anniversary date of the Retirement Date.

The Company entered into a Separation Agreement and Release (the “Separation Agreement”) with Michael Hackner, former Chief Financial Officer and Vice President of Finance, in connection with his retirement from the Company effective December 12, 2003. Under the Separation Agreement, the Company paid Mr. Hackner a separation payment of $788,617, less applicable withholding taxes, and further agreed to pay all accrued, but unused, vacation time, certain outplacement services not to exceed $3,500, reasonable costs incurred in the preparation of his personal income tax return for 2003 not to exceed $2,000, and reasonable legal costs incurred in connection with the negotiation and preparation of the Separation Agreement not to exceed $15,000. The

Separation Agreement provided that the Company pay Mr. Hackner the bonus he would have been entitled to under the Company’s 2003 Management Incentive Compensation Plan without any reduction adjustment for retirement before the end of 2003, which bonus, paid in fiscal 2004, amounted to $94,419.

In connection with the Separation Agreement, the Company entered into a Consulting Services Agreement with Mr. Hackner. Under the Consulting Services Agreement, Mr. Hackner has agreed to provide financial consulting services to the Company for the 12-month period of January 1, 2004 through December 31, 2004, and the Company has agreed to pay Mr. Hackner an aggregate fee of $280,039, payable on a monthly basis. Upon Mr. Hackner’s retirement, the Company entered into an Extension Agreement with Mr. Hackner, whereby (i) all unvested options held by Mr. Hackner became fully exercisable and (ii) the expiration date of the exercise period for all options held by Mr. Hackner was extended from 90 days after the retirement date to the first anniversary of the retirement date.

The Company’s 2001 Stock Option Plan provides that all outstanding options awarded under such plan, regardless of any vesting requirements or restrictions, become fully exercisable and free of all restrictions in the event of a “change in control” of the Company, as defined in such plan. In such event participants may be entitled to receive, at the discretion of the Compensation Committee, either (i) the consideration received by the holders of the Company’s common stock in such transaction, upon exercise of an option, or (ii) cash payments equal to the value of the per share consideration to be received in such transaction or the fair market value per share of the Company’s common stock, less the exercise price of an option, multiplied by the number of shares of common stock subject to such option.

Report on Executive Compensation

The Compensation Committee administers the Company’s executive compensation policies and programs. The role of the Compensation Committee is to review and make recommendations to the Board of Directors regarding all forms of compensation provided to the Company’s executive officers. In addition, the Compensation Committee administers the Company’s equity-based compensation plans. The Compensation Committee is comprised of two outside, non-employee directors. All decisions of the Committee relating to the compensation of the executive officers of the Company during 2003 were reviewed by the full Board of Directors.

In order to conform to the new New York Stock Exchange listing standards and to enhance the role of the Compensation Committee with respect to its administration of the Company’s executive compensation policies and programs, the Board of Directors adopted a new Compensation Committee Charter in July 2003. The Charter provides that the Compensation Committee shall be comprised of two or more directors who qualify as (i) “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and (ii) “independent” under the listing standards of the New York Stock Exchange. In general, the Charter sets forth the authority and the scope of responsibilities of the Compensation Committee. Pursuant to the Charter, the Compensation Committee shall have the sole authority, for fiscal 2004 and subsequent years, to determine the Chief Executive Officer’s compensation levels.

Overall Executive Compensation Program.    The goals of the Company’s executive compensation program are to align compensation with the Company’s business objectives and performance and enable the Company to attract, retain and motivate qualified executive officers that contribute to the long-term success of the Company. The key components of the Company’s executive compensation program are:

•	base salary;

•	annual incentive bonus awards; and

•	equity participation in the form of stock options.

Executive officers are also entitled to customary benefits generally available to all of the Company’s employees, including group medical, dental and life insurance and participation in the Company’s 401(k) plan.

Section 162(m) of the Code provides that no publicly-held company shall be permitted to deduct from its income taxes compensation exceeding $1 million paid to its chief executive officer or any of its four other highest paid executive officers unless (a) the compensation is payable solely on account of the attainment of performance goals, (b) the performance goals are determined by a compensation committee of two or more outside directors, (c) the material terms under which the compensation is paid are disclosed to and approved by the stockholders, and (d) the compensation committee certifies that the performance goals were met. Neither the Committee nor the Company expects this Section to have an impact, or result in the loss of a material deduction, with respect to compensation paid to such executive officers, including stock options granted to such executive officers.

Base Salary.    The Company has entered into employment agreements with each of the Company’s named executive officers, as well as with certain other executive officers of the Company. Each employment agreement reflects the terms that the Compensation Committee believed were appropriate and/or necessary to retain the services of the particular executive officer, within the framework of the Company’s compensation policies. The Compensation Committee believes the use of executive employment agreements is advisable as it permits the Company to achieve its desired goals of retaining the best possible executive talent. In addition, each employment agreement contains restrictive covenants, including non-competition, non-solicitation and confidentiality covenants, for the benefit of the Company and its subsidiaries.

The Compensation Committee is responsible for reviewing the salary and other terms of new employment agreements entered into with the Company’s executive officers, as well as reviewing existing employment agreements for recommendations of any adjustments to the base salaries under the terms of such agreements. The Committee further reviews and recommends the base salaries for the Company’s other officers and key employees. When reviewing base salaries, including adjustments to base salaries under existing employment agreements, the Compensation Committee considers the individual’s performance, the past performance of the Company and the individual’s contribution to that performance, the individual’s level of responsibility and competitive pay practices. The Committee believes that there is necessarily some subjectivity in recommending base salaries for the Company’s executive officers. Although the Committee does not utilize any specific objective performance criteria in recommending base salaries, it does use a variety of methods therewith, including without limitation, studying the related salary information by geographical region where the Company does business and information and surveys received from outside consultants retained by the Compensation Committee concerning salary and compensation programs of similarly situated companies.

Management Incentive Compensation Plan.    To provide annual incentive bonus awards, the Company maintains a Management Incentive Compensation Plan. The Board of Directors currently adopts a new

Management Incentive Compensation Plan prior to the beginning of each new fiscal year. The purpose of the Management Incentive Compensation Plan is to enhance stockholder value by providing eligible employees of the Company, including executive officers, with an added incentive to achieve specific annual Company targets. The Management Incentive Compensation Plan also assists the Company in attracting, retaining and motivating qualified personnel to allow the Company to remain competitive with its industry peers. The targets are intended to be aligned with the Company’s mission so that bonus payments are made only if stockholder interests are advanced. These targets are established prior to the beginning of each fiscal year. For fiscal year 2003, the Company had in place the 2003 Management Incentive Compensation Plan (the “2003 Incentive Plan”). Under the 2003 Incentive Plan, the Company’s executive officers and other employees selected by the Board of Directors were eligible for cash bonuses based upon a comparison of actual performance results of the Company or a specified subsidiary to the annual targets. Each executive officer of the Company participating in the 2003 Incentive Plan was eligible to earn a cash bonus expressed as a percentage of such officer’s base salary. The incentive bonus opportunities varied by each executive officer’s level of responsibility. There was no mandatory minimum incentive award payable. The maximum percentage of base salary payable as an incentive bonus was (i) up to 150% for the Company’s Chief Executive Officer, (ii) up to 110% for the Company’s senior vice presidents, and (iii) up to 90% for the Company’s vice presidents. For fiscal year 2003, the Company and each of its operating subsidiaries achieved their respective annual targets by varying amounts so that all of the 2003 Incentive Plan participants were eligible to receive a percentage of their salary as bonus awards based upon their predetermined formula provided under the 2003 Incentive Plan. During such period, no participant earned the maximum bonus allowable under the 2003 Incentive Plan. Bonuses are payable in the first quarter of the following calendar year.

Stock Options.    Equity compensation in the form of stock options is a key component of the Company’s executive compensation program. Stock options are granted to executive officers primarily based on a subjective evaluation of the officer’s actual or expected contribution to the Company’s long-term performance and the consideration of other factors, such as the size of prior grants and relative job scope, as well as a review of publicly available data on senior management compensation at other companies. Stock options are granted by the Company to aid in the retention of executive officers and to align their interests with those of the Company’s stockholders. Stock options are granted at exercise prices that equal the fair market value of the Company’s stock on the date of the grant. Accordingly, stock options have value for an executive only if the price of the Company’s stock increases above the fair market value on the date of grant and the executive remains in the Company’s employ throughout the vesting period required for the stock option to be exercisable. In addition, stock options directly link a portion of the executive’s compensation to the interests of the Company’s stockholders by providing an incentive to maximize stockholder value.

CEO Compensation.    Mr. Edwards served as the Chief Executive Officer of the Company during 2003 and additionally as President through October 23, 2003. Under the terms of his employment agreement entered into in May 2002, Mr. Edwards’ annual base salary was initially established at $429,690, but was adjusted to an annual salary of $450,574 in September 2002 as a result of the elimination of certain benefits. For fiscal 2003, Mr. Edwards’ base salary was increased to $464,090, which increase was determined by the Compensation Committee in the manner described above. Under the terms of the 2003 Incentive Plan, Mr. Edwards’ maximum bonus attainable was set at 150% of his base salary. Based on the Company’s performance for fiscal year 2003, Mr. Edwards received a cash bonus (paid in fiscal year 2004) equal to approximately 81.5% of his base salary. In addition, Mr. Edwards was awarded stock option grants for a total of 100,000 shares of the Company’s common stock in fiscal year 2003. The number of stock options granted to Mr. Edwards was determined by the Compensation Committee in the same manner as option grants for the Company’s other executive officers as described above.

Board of Directors	Compensation Committee
Adrian W. Doherty Jr.	Adrian W. Doherty Jr.
Larry Edwards	Jerry E. Ryan
Stephen Eisenstein
Ed Hotard
Ira Kleinman
Bengt Sohlén
Jerry E. Ryan

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee are independent, non-employee directors. During fiscal 2003, there was no interlocking relationship between the Board of Directors or the Compensation Committee and the board of directors or compensation committee of any other company.

Performance Graph

The following graph compares the percentage change in the cumulative total stockholder return on the Company’s common stock with the cumulative total return on the Standard & Poor’s SmallCap 600 Index and the Russell 2000 Index from the date of the Company’s initial public offering, May 17, 2001, through December 27, 2003. Because the Company is the only publicly-traded firm engaged principally in the design, engineering and fabrication of equipment for gas turbine power plants, there is no similar industry peer group with which to compare the Company. The Company has selected for comparison purposes the Standard & Poor’s SmallCap 600 Index and the Russell 2000 Index, which are separate indices of companies with comparable market capitalizations. The comparison assumes $100 was invested at the beginning of the period in the Company’s common stock (at its initial public offering price) and in each of the foregoing indices and assumes reinvestment of dividends.

COMPARISON OF CUMULATIVE TOTAL RETURN

Among Global Power Equipment Group Inc., the S&P SmallCap 600 Index and Russell 2000 Index

	Amount Invested 5/17/01	12/29/01	12/28/02	12/27/03
Global Power Equipment Group Inc.	$100.00	$76.75	$24.65	$33.25
S&P SmallCap 600 Index	$100.00	101.83	85.40	117.36
Russell 2000 Index	$100.00	97.79	76.10	109.93

CERTAIN TRANSACTIONS

The Company entered into a management agreement with Harvest Partners, Inc. in August 2000 in connection with the Company’s recapitalization, which agreement was subsequently amended in connection with the Company’s initial public offering in 2001. Pursuant to the amended management agreement, Harvest Partners, Inc. is entitled to receive an annual management fee of $1.25 million, payable semi-annually in advance commencing August 1, 2001, for financial advisory and strategic planning services to be provided to the Company. The management agreement provides for its automatic renewal for additional one-year periods in August of each year unless terminated for cause or by Harvest Partners, Inc. During any subsequent renewal period of the management agreement, the management fee will decrease to $750,000 if the affiliates of Harvest Partners, Inc. sell more than 50% of the shares of the Company’s common stock they owned at the close of the Company’s initial public offering on May 23, 2001. The management fee will be eliminated, and the management agreement will terminate, if in any subsequent period the affiliates of Harvest Partners, Inc. reduce their holdings by more than 66.6% of the shares of common stock they owned on May 23, 2001. In fiscal 2003, the Company paid Harvest Partners, Inc. aggregate fees and reimbursements of $1,902,675 million pursuant to the management agreement, which amount included certain fees accrued in fiscal 2002. Stephen Eisenstein and Ira Kleinman, each a director of the Company, are each a general partner of Harvest Partners, Inc. and a member of Harvest Associates III, L.L.C., the beneficial owner of approximately 22.9% of the Company’s outstanding shares of common stock and the general partner of Harvest Partners III, L.P.

Pursuant to the terms of a registration rights agreement dated May 1, 2001, among the Company and the holders of its shares of common stock immediately prior to its initial public offering, Harvest Partners III, L.P. has the right to require the Company to use its reasonable efforts to register Harvest’s shares under the Securities Act of 1933. In addition, in the event the Company proposes to register a public offering of any of its securities under the Securities Act of 1933, either for its own account or for the account of other security holders exercising registration rights, Harvest and each of the Company’s named executive officers, as well as the other holders party to the registration rights agreement, will be entitled to notice of such registration and will be entitled to include their shares in the registration. These registration rights are subject to conditions and limitations, including the right of the underwriters of an offering to limit the number of shares of common stock to be included in the registration. The Company is generally required to bear all of the expenses of all registrations under the registration rights agreement, except underwriting discounts and commissions incurred by any selling stockholders. Under the registration rights agreement, the Company is committed to indemnify the holders of registration rights for certain losses they may incur in connection with registrations under the agreement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10 percent of the common stock, to report their initial ownership of the common stock and any subsequent changes in that ownership to the SEC and the New York Stock Exchange, and to furnish the Company with a copy of each such report. SEC regulations impose specific due dates for such reports, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during and with respect to fiscal 2003.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during and with respect to fiscal 2003, its officers, directors and more than 10 percent stockholders complied with all applicable Section 16(a) filing requirements.

STOCKHOLDER PROPOSALS

Any stockholder proposal intended to be considered by the Company for inclusion in the proxy materials for the Company for the Company’s 2005 Annual Meeting of Stockholders must be submitted in accordance with the applicable regulations of the SEC and received by the Company at its principal executive offices no later than December 16, 2004.

In accordance with the Company’s amended and restated By-laws, any stockholder who intends to present a proposal at the Company’s 2005 Annual Meeting of Stockholders and has not sought inclusion of the proposal in the Company’s proxy materials must provide written notice of such proposal to the Secretary of the Company not less than 90 nor more than 120 days prior to the first anniversary date of this year’s Annual Meeting of Stockholders.

HOUSEHOLDING

The proxy rules of the Securities and Exchange Commission permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement to those stockholders. This method of delivery, often referred to as householding, should reduce the amount of duplicate information that stockholders receive and lower printing and mailing costs for companies. The Company is not householding proxy materials for its shareholders of record in connection with its 2004 Annual Meeting. However, the Company is aware that certain intermediaries will household proxy materials. If you hold your shares of common stock through a broker or bank that has determined to household proxy materials:

•	Only one annual report and proxy statement will be delivered to multiple stockholders sharing an address;

•	You may request a separate copy of the annual report and proxy statement for the 2004 Annual Meeting and for future meetings by calling (918) 274-2398 or by writing Director of Investor Relations, Global Power Equipment Group Inc., 6120 S. Yale, Suite 1480, Tulsa, Oklahoma 74136, or by contacting your bank or broker to make a similar request; and

•	You may request to discontinue householding by notifying your broker or bank.

OTHER MATTERS

The Board of Directors knows of no matters other than those described in this Proxy Statement which will be brought before the Annual Meeting for a vote of the stockholders. If, however, any other matter requiring a vote of stockholders arises, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment. The enclosed proxy confers discretionary authority to take action with respect to any additional matters that may come before the meeting.

By Order of the Board of Directors,

John M. Matheson

Secretary

April 16, 2004

Tulsa, Oklahoma

APPENDIX A

GLOBAL POWER EQUIPMENT GROUP INC.

CHARTER OF THE

AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Composition and Independence

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall be appointed by the Board, taking into account the recommendation of the Nominating and Governance Committee. Audit Committee members may be removed or replaced, and any vacancies on the Audit Committee shall be filled, by the Board, taking into account the recommendation of the Nominating and Governance Committee.

The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. At least one member of the Audit Committee shall be an audit committee financial expert as defined by the Commission; provided, however, that if no member of the Audit Committee satisfies such definition, the Audit Committee shall direct the Company to include in its filings with the Commission appropriate disclosures as may be required by the Commission rules and regulations then in effect. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

Authority and Responsibilities

The operation of the Audit Committee shall be subject to the Amended and Restated By-laws of the Company, as in effect from time to time, and Section 141 of the Delaware General Corporation Law. In furtherance of the above purpose, the Audit Committee shall have the following authority and responsibilities:

The Audit Committee shall have the sole authority to appoint, retain, not retain, terminate or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall be responsible for the oversight of the work of the Company’s internal audit function by reviewing reports to management prepared by the internal audit function (and management’s responses) and discussing with management and the independent auditor the internal audit function’s responsibilities, budget and staffing. The Audit Committee shall review and approve the appointment and replacement of the Company’s senior internal auditing executive or the internal audit outsourcer and the Company’s chief audit executive (if such function is outsourced).

Functions

The Audit Committee, to the extent it deems necessary or appropriate, shall perform the following functions. These functions are set forth as a guide with the understanding that the Audit Committee may diverge from this guide as appropriate under the circumstances.

Financial Statement and Disclosure Matters

•	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

•	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

•	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

•	Review and discuss quarterly reports from the independent auditors on:

•	All critical accounting policies and practices to be used.

•	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

•	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

•	Discuss with management and the independent auditor the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

•	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

•	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies

•	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

•	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

•	Discuss with management and the independent auditor the results of the independent auditor’s attestation process for compliance with Section 404 of the Sarbanes-Oxley Act.

Oversight of the Company’s Relationship with the Independent Auditor

•	Review and evaluate the lead partner of the independent auditor team.

•	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

•	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

•	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

•	Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

•	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

•	Review and approve the appointment and replacement of the Company’s internal audit outsourcer, if such function is outsourced by the Company, and the Company’s chief audit executive.

•	Review reports to management prepared by the internal auditing function and management’s responses.

•	Discuss with the independent auditor and management the internal audit function responsibilities, budget and staffing and any planned scope or schedule changes for internal audits.

Compliance Oversight Responsibilities

•	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

•	Obtain reports from management, the Company’s senior internal auditing executive or outsourced internal auditor and the independent auditor that the Company and its subsidiary and/or foreign-affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

•	Establish procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

•	Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Resources and Authority of the Committee

The Audit Committee, in discharging its oversight role, is empowered to study or investigate any matters of interest or concern that the Audit Committee deems appropriate. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company and to any advisors employed by the Audit Committee.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditor and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel, independent auditor or internal auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Reports

The Audit Committee shall make reports of its actions and recommendations at the regular meetings of the Board.

Reviews and Performance Evaluation

The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. In addition, the Audit Committee shall perform a review and evaluation, at least annually, of the Audit Committee’s own performance with the oversight of the Nominating and Corporate Governance Committee.

Responsibilities of Management

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

APPENDIX B

GLOBAL POWER EQUIPMENT GROUP INC.

2004 STOCK INCENTIVE PLAN

1.    Purposes. The purposes of the Global Power Equipment Group Inc. 2004 Stock Incentive Plan are:

(a)    To further the growth, development and success of the Company and its Affiliates by enabling the executive and other employees and directors of, and consultants to, the Company and its Affiliates to acquire a continuing equity interest in the Company, thereby increasing their personal interests in such growth, development and success and motivating such employees, directors and consultants to exert their best efforts on behalf of the Company and its Affiliates; and

(b)    To maintain the ability of the Company and its Affiliates to attract and retain employees, directors and consultants of outstanding ability by offering them an opportunity to acquire a continuing equity interest in the Company and its Affiliates which will reflect the growth, development and success of the Company and its Affiliates.

Toward these objectives, the Committee may grant (i) Options; (ii) Restricted Stock, and/or (iii) Performance Shares to such employees, directors and consultants, all pursuant to the terms and conditions of the Plan.

2.    Definitions. As used in the Plan, the following capitalized terms shall have the meanings set forth below:

(a)    “Affiliate” - other than the Company, (i) any corporation or limited liability company in an unbroken chain of corporations or limited liability companies ending with the Company if each corporation or limited liability company owns stock or membership interests (as applicable) possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations or limited liability companies in such chain; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is more than fifty percent (50%) controlled (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; or (iii) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

(b)    “Award” - shall mean any Option, shares of Restricted Stock, or Performance Share granted under the Long-Term Plan.

(c)    “Award Agreement” - shall mean a written agreement between the Company and an Award recipient memorializing the terms and conditions of an Award granted pursuant to the Plan.

(d)    “Award Limit” - An Option to acquire 1,500,000 shares of Stock, a Restricted Stock Award of 1,500,000 shares of Restricted Stock, or a Performance Share Award of 1,500,000 Performance Shares (each as adjusted in accordance with Section 12).

(e)    “Beneficial Ownership” - (including correlative terms) shall have the same meaning given such term in Rule 13d-3 promulgated under the Exchange Act.

(f)    “Board” - the Board of Directors of the Company.

(g)    Unless otherwise determined by the Committee and set forth in the applicable Agreement, “Change in Control” means the occurrence of any of the following:

(i)    an acquisition (other than directly from the Company) of any Voting Securities by any Person, immediately after which such Person has Beneficial Ownership of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as defined in Section 2(p)) shall not constitute an acquisition that would cause a Change in Control;

(ii)    the individuals who, as of the Effective Date, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election, by the Company’s common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(iii)    the consummation of:

(A)    a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued (a “Merger”), unless such Merger is a “Non-Control Transaction;” a “Non-Control Transaction” shall mean a Merger if:

(1)    the stockholders of the Company, immediately before such Merger own, directly or indirectly, immediately following such Merger, at least fifty-one percent (51%) of the combined voting power of the outstanding voting securities of the corporation resulting from such Merger (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such Merger;

(2)    the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation beneficially owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation; and

(3)    no Person, other than (i) the Company, (ii) any Related Entity (as defined in Section 2(p)), (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such Merger, was maintained by the Company or any Related Entity, or (iv) any Person who immediately prior to such Merger had Beneficial Ownership of more than fifty percent (50%) of the then outstanding Voting Securities, has Beneficial Ownership of more than fifty percent (50%) of the combined voting power of the Surviving Corporation’s then outstanding voting securities or its common stock;

(B)    a complete liquidation or dissolution of the Company (not including a “Non-Control Transaction”); or

(C)    the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or the distribution to the Company’s stockholders of the stock of a Subsidiary or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur. Solely for purposes of this Section 2(g), (x) ”Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person; (y) any “Relative” (for this purpose, “Relative” means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose; and (z) neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Stock.

(h)    “Code” - the Internal Revenue Code of 1986, as it may be amended from time to time, including regulations and rules thereunder and successor provisions and regulations and rules thereto.

(i)    “Committee” - shall mean the Compensation Committee of the Board or such subcommittee of the Compensation Committee determined by the Compensation Committee that shall be comprised solely of persons described in Section 3(b).

(j)    “Company” - Global Power Equipment Group Inc., a Delaware corporation, or any successor entity.

(k)    “Disability” - shall mean the inability of an employee to perform substantially all the duties of his or her employment position with the Company or Subsidiary by reason of any medically determinable physical or mental impairment which is expected to be permanent and continues for more than 180 days. The Committee may require such proof of Disability as the Committee in its sole discretion deems appropriate and the Committee’s determination as to whether the award recipient is disabled shall be conclusive, final, and binding on all parties concerned.

(l)    “Effective Date” - the date on which the Plan is effective, as determined pursuant to Section 17.

(m)    “Exchange Act” - the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(n)    “Fair Market Value” - of a share of Stock as of a given date shall be the mean of the highest and lowest sale prices for a share of Stock on the composite tape or in Nasdaq National Market trading as reported in The Wall Street Journal (or, if not so reported, such other nationally recognized reporting source as the Committee shall select) for such date, or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used.

(o)    “ISO” or “Incentive Stock Option” - a right to purchase Stock granted to an Optionee under the Plan in accordance with the terms and conditions set forth in Section 6 and which conforms to the applicable provisions of Section 422 of the Code.

(p)    “Non-Control Acquisition” - an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interests is owned, directly or indirectly, by the Company (a “Related Entity”); (ii) the Company or any Related Entity; (iii) Harvest Partners, Inc. or any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interests is owned, directly or indirectly, by Harvest Partners, Inc.; or (iv) any Person in connection with a Non-Control Transaction.

(q)    “Notice” - written notice actually received by the Company at its executive offices on the day of such receipt, if received on or before 1:30 p.m., on a day when the Company’s executive offices are open for business, or, if received after such time, such notice shall be deemed received on the next such day, which notice may be delivered in person to the Company’s Secretary or sent to the Company in accordance with an Award Agreement at the address indicated in such Award Agreement.

(r)    “Option” - a right to purchase Stock granted to an Optionee under the Plan in accordance with the terms and conditions set forth in Section 6. Options may be either ISOs or stock options other than ISOs.

(s)    “Optionee” - an individual who is eligible, pursuant to Section 5, and who has been selected, pursuant to Section 3(c), to participate in the Plan, and who holds an outstanding Option granted to such individual under the Plan in accordance with the terms and conditions set forth in Section 6.

(t)    “Participant” - shall mean an individual who has received a grant of an Option, shares of Restricted Stock or Performance Shares under the Plan.

(u)    “Performance Cycle” - shall mean the period of one year or longer established by the Committee in connection with the grant of Performance Shares.

(v)    “Performance Goals” - shall mean, a target or targets of objective performance established by the Committee in its sole discretion. A Performance Goal shall be based on one or more of the following criteria: (i) total shareholder return, (ii) return on invested capital, equity, or assets, (iii) operating profit, (iv) earnings per share, (v) sales or revenues, (vi) operating expenses, (vii) Stock price appreciation; (viii) cash flow; (ix) increase in economic value of a Subsidiary, division, business unit, or asset or group of assets of the Company or any Subsidiary, division, or business unit; (x) pre-tax income or after-tax income, or (xi) reductions in expenses, which reductions may be expressed in terms of absolute numbers and/or as a percentage decrease. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, may be a comparison of actual performance during a performance period against budget for such period, and may be applied to one or more of the Company, or Subsidiary, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no award will be earned, levels of performance at which specified awards will be earned, and a maximum level of performance at which the maximum level of awards will be earned. Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority, to the extent consistent with the “qualified performance-based compensation” exception of Section 162(m) of the Internal Revenue Code and Section 1.162-27(e) of the Income Tax Regulations, to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. Once a Performance Goal is established and Performance Shares are granted to a Participant with respect to a Performance Cycle, the Committee shall have no discretion to increase the amount of compensation that would otherwise be payable to a Participant upon attainment of the Performance Goal.

(w)    “Performance Share” - shall mean a contingent right to receive a share of Stock in the future pursuant to the terms of a grant made under Section 8 and the relevant Award Agreement.

(x)    “Performance Share Award” - shall mean a grant or one or more Performance Shares pursuant to the terms of Section 8 and the relevant Award Agreement.

(y)    “Person” - “person” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including, without limitation, any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of such persons.

(z)    “Plan” - this Global Power Equipment Group Inc. 2004 Stock Incentive Plan.

(aa)    “Plan Year” - shall mean the Company’s fiscal year.

(bb)    “Restricted Stock” - shall mean a share of Stock which is granted pursuant to, and subject to the terms of Section 7 and is subject to such additional terms and restrictions as set forth in the relevant Award Agreement.

(cc)    “Restricted Stock Award” - shall mean a grant of one or more shares of Restricted Stock pursuant to the terms of Section 7 and the relevant Award Agreement.

(dd)    “Rule 16b-3” - shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

(ee)    “Target Level” - shall mean, with respect to one or more Performance Goals established by the Committee in connection with an award under the Plan, the level of achievement designated by the Committee as the target level of performance.

(ff)    “Securities Act” - the Securities Act of 1933, as it may be amended from time to time, including the regulations and rules promulgated thereunder and successor provisions and regulations and rules thereto.

(gg)    “Stock” - the common stock, $.01 par value per share, of the Company.

(hh)    “Subsidiary” - any present or future corporation which is or would be a “subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Code.

(ii)    “Voting Securities” - all the outstanding voting securities of the Company entitled to vote generally in the election of the Board.

3.    Administration of the Plan. (a) The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, except with respect to matters which under any applicable law, regulation or rule, are required to be determined in the sole discretion of the Committee.

(b)    The Committee shall be appointed from time to time by the Board, and shall consist of not less than three members of the Board each of whom shall be a “non-employee director” within the meaning of Rule 16b-3, an “independent director” within the meaning of any applicable stock exchange rule, and, to the extent that the Board has resolved to take actions necessary to enable compensation arising with respect to awards under the Plan to constitute performance-based compensation for purposes of Section 162(m) of the Code, an “outside director” within the meaning of Section 162(m) of the Code. Appointment of Committee members shall be effective upon their acceptance of such appointment. Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board.

(c)    The Committee shall have full authority to grant, pursuant to the terms of the Plan, Awards to those individuals who are eligible to receive Awards under the Plan. In particular, the Committee shall have discretionary authority, in accordance with the terms of the Plan, to: determine eligibility for participation in the Plan; select, from time to time, from among those eligible, the employees, directors and consultants to whom Awards shall be granted under the Plan, which selection may be based upon information furnished to the Committee by the Company’s or an Affiliate’s management; determine whether an Award shall take the form of Performance Shares, Restricted Stock, an ISO or an Option other than an ISO; determine the number of shares of Stock to be included in any Award, the periods for which Options will be outstanding, the Performance Goals and Target Levels to be attained to earn Performance Shares, and the restrictions to be placed on shares of Restricted Stock; establish and administer any terms, conditions, performance criteria, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Award; grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Award, or accelerate the vesting or exercisability of any Option; amend or adjust the terms and conditions of any outstanding Award and/or adjust the number and/or class of shares of Stock subject to any outstanding Award; at any time and from time to time after the granting of an Award, specify such additional terms, conditions and restrictions with respect to any such Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including, but not limited to, terms, restrictions and conditions for compliance with applicable securities laws, regarding an Optionee’s exercise of Options by tendering shares of Stock or under any “cashless exercise” program established by the Committee, and methods of withholding or providing for the payment of required taxes; offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish with and communicate to the Participant at the time such offer is made; and, to the extent permitted under the applicable Award Agreement, permit the transfer of an Award or the exercise of an Option by one other than the Participant who received the grant of such Award (other than any such transfer or exercise which would cause any ISO to fail to qualify as an “incentive stock option” under Section 422 of the Code unless the Participant acknowledges and consents in writing to such consequence).

(d)    The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or Section 3(a), and in addition to the powers otherwise expressly designated to the Committee in the Plan, the Committee shall have the exclusive right and discretionary authority to interpret the Plan and the Award Agreements; construe any ambiguous provision of the Plan and/or the Award Agreements and decide all questions concerning eligibility for and the amount of Awards granted under the Plan. The Committee may establish, amend, waive and/or rescind rules and regulations and administrative guidelines for carrying out the Plan and may correct any errors, supply any omissions or reconcile any inconsistencies in the Plan and/or any Award Agreement or any other instrument relating to any Award. The Committee shall have the authority to adopt such procedures and subplans and grant Awards on such terms and conditions as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are foreign nationals or employed outside of the United States, or otherwise to conform to applicable requirements or practices of jurisdictions outside of the United States; and take any and all such other actions it deems necessary or advisable for the proper operation and/or administration of the Plan. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. Decisions and actions by the Committee with respect to the Plan and any Award Agreement shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan and/or any Award Agreement.

(e)    Each Award shall be evidenced by an Award Agreement, which shall be executed by the Company and the Participant to whom such Award has been granted, unless the Award Agreement provides otherwise; two or more Awards granted to a single Participant may, however, be combined in a single Award Agreement. An Award Agreement shall not be a precondition to the granting of an Award; no person shall have any rights under any Award, however, unless and until the Participant to whom the Award shall have been granted (i) shall have executed and delivered to the Company an Award Agreement or other instrument evidencing the Award, unless such Award Agreement provides otherwise, and (ii) has otherwise complied with the applicable terms and conditions of the Award. The Committee shall prescribe the form of all Award Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Award Agreements. Any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Award Agreement as supplemented or amended are not inconsistent with the provisions of the Plan.

(f)    A majority of the members of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee in attendance at a meeting at which a quorum is present, or actions by a written instrument signed by all members of the Committee, shall be the actions of the Committee.

(g)    The Committee may consult with counsel who may be counsel to the Company. The Committee may, with the approval of the Board, employ such other attorneys and/or consultants, accountants, appraisers, brokers and other persons as it deems necessary or appropriate. Neither the Committee nor any member thereof shall incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.

(h)    In serving on the Committee, the members thereof shall be entitled to indemnification as directors of the Company, and to any limitation of liability and reimbursement as directors with respect to their services as members of the Committee.

(i)    Except to the extent prohibited by applicable law, including, without limitation, the requirements applicable under Section 162(m) of the Code to any Award intended to be “qualified performance-based compensation,” or the requirements for any Award granted to an officer or director to be covered by any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time), or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Section 3 to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Section 3 to any person or persons selected by it; provided, however, that the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this paragraph (i) of Section 3 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

4.    Shares of Stock Subject to the Plan. (a) The shares of stock subject to Awards granted under the Plan shall be shares of Stock. Such shares of Stock subject to the Plan may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any Subsidiary. The total number of shares of Stock that may be delivered pursuant to Awards granted under the Plan is 1,500,000 shares.

(b)    Notwithstanding any of the foregoing limitations set forth in this Section 4, the number of shares of Stock specified in this Section 4 shall be adjusted as provided in Section 12.

(c)    Any shares of Stock subject to an Award which for any reason expires or is terminated or forfeited without having been fully earned, vested or exercised may again be granted pursuant to an Award under the Plan, subject to the limitations of this Section 4.

(d)    If the option exercise price of an Option granted under the Plan is paid by tendering to the Company shares of Stock already owned by the holder of such option (or such holder and his or her spouse jointly), only the number of shares of Stock issued net of the shares of Stock so tendered shall be deemed delivered for purposes of determining the total number of shares of Stock that may be delivered under the Plan.

(e)    Any shares of Stock delivered under the Plan in assumption or substitution of outstanding stock options, or obligations to grant future stock options, under plans or arrangements of an entity other than the Company or an Affiliate in connection with the Company or an Affiliate acquiring such another entity, or an interest in such an entity, or a transaction otherwise described in Section 6(j), shall not reduce the maximum number of shares of Stock available for delivery under the Plan; provided, however, that the maximum number of shares of Stock that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be the number of shares set forth in paragraph (a) of this Section 4, as adjusted pursuant to paragraphs (b) and (c) of this Section 4.

5.    Eligibility. Executive employees and other employees, including officers, of the Company and the Affiliates, directors (whether or not also employees), and consultants of the Company and the Affiliates, shall be eligible to become Participants and receive Awards in accordance with the terms and conditions of the Plan, subject to the limitations on the granting of ISOs set forth in Section 6(h).

6.    Stock Options. All Options to purchase Stock granted under the Plan shall be either ISOs or Options other than ISOs. To the extent that any Option does not qualify as an ISO (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate Option other than an ISO. Each Option shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine and which are set forth in the applicable Agreement. Options need not be uniform as to all grants and recipients thereof.

(a)    The exercise price per share of shares of Stock subject to each Option shall be determined by the Committee and stated in the Agreement; provided, however, that, subject to paragraph (h)(iii) and/or (j) of this Section 6, if applicable, such option exercise price applicable to any Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Stock at the time that the Option is granted.

(b)    Each Option shall be exercisable in whole or in such installments, at such times and under such conditions, as may be determined by the Committee in its discretion in accordance with the Plan and stated in the Award Agreement, and, in any event, over a period of time ending not later than ten (10) years from the date such Option was granted, subject to paragraph (h)(iii) of this Section 6.

(c)    An Option shall not be exercisable with respect to a fractional share of Stock or the lesser of one hundred (100) shares and the full number of shares of Stock then subject to the Option. No fractional shares of Stock shall be issued upon the exercise of an Option.

(d)    Each Option may be exercised by giving Notice to the Company specifying the number of shares of Stock to be purchased, which shall be accompanied by payment in full including applicable taxes, if any, in accordance with Section 11. Payment shall be in any manner permitted by applicable law and prescribed by the Committee, in its discretion, and set forth in the Award Agreement, including, in the Committee’s discretion, and subject to such terms, conditions and limitations as the Committee may prescribe, payment in accordance with a “cashless exercise” program (through broker accommodation) established by the Committee and/or in Stock owned by the Optionee or by the Optionee and his or her spouse jointly.

(e)    No Optionee or other person shall become the beneficial owner of any shares of Stock subject to an Option, nor have any rights to dividends or other rights of a shareholder with respect to any such shares until he or she has exercised his or her Option in accordance with the provisions of the Plan and the applicable Award Agreement.

(f)    An Option may be exercised only if at all times during the period beginning with the date of the granting of the Option and ending on the date of such exercise, the Optionee was an employee, director or consultant of the Company or an Affiliate, as applicable. Notwithstanding the preceding sentence, the Committee may determine in its discretion that an Option may be exercised prior to expiration of such Option or following termination of such continuous employment, directorship or consultancy, whether or not exercisable at the time of such termination, to the extent provided in the applicable Award Agreement.

(g)    Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

(h)    (i) Each Award Agreement relating to an Option shall state whether such Option will or will not be treated as an ISO. No ISO shall be granted unless such Option, when granted, qualifies as an “incentive stock option” under Section 422 of the Code. No ISO shall be granted to any individual otherwise eligible to participate in the Plan who is not an employee of the Company or a Subsidiary on the date of granting of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an “incentive stock option” under Section 422 of the Code. Any ISO granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

(ii)    Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan and any other “incentive stock option” plans of the Company, any Subsidiary and any “parent corporation” of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Optionee during any calendar year with respect to Stock having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Stock is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

(iii)    No ISO shall be granted to an individual otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or any “parent corporation” of the Company within the meaning of Section 424(e) of the Code. This restriction does not apply if at the time such ISO is granted the Option exercise price per share of Stock subject to the Option is at least 110% of the Fair Market Value of a share of Stock on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five years from such date of grant.

(i)    An Option and any shares of Stock received upon the exercise of an Option shall be subject to such other transfer and/or ownership restrictions and/or legending requirements as the Committee may establish in its discretion and which are specified in the Award Agreement and may be referred to on the certificates evidencing such shares of Stock. The Committee may require an Optionee to give prompt Notice to the Company concerning any disposition of shares of Stock received upon the exercise of an ISO within: (i) two (2) years from the date of granting such ISO to such Optionee or (ii) one (1) year from the transfer of such shares of Stock to such Optionee or (iii) such other period as the Committee may from time to time determine. The Committee may direct that an Optionee with respect to an ISO undertake in the applicable Award Agreement to give such Notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing shares of Stock acquired by exercise of an ISO refer to such requirement to give such Notice.

(j)    In the event that a transaction described in Section 424(a) of the Code involving the Company or a Subsidiary is consummated, such as the acquisition of property or stock from an unrelated corporation, individuals who become eligible to participate in the Plan in connection with such transaction, as determined by the Committee, may be granted Options in substitution for options granted by another corporation that is a party to such transaction. If such substitute Options are granted, the Committee, in its discretion and consistent with Section 424(a) of the Code, if applicable, and the terms of the Plan, though notwithstanding paragraph (a) of this Section 6, shall determine the option exercise price and other terms and conditions of such substitute Options.

(k)    Notwithstanding any other provision contained in the Plan to the contrary, the maximum number of shares of Stock which may be subject to Options granted under the Plan to any Optionee in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares of Stock subject to Options which are canceled shall continue to be counted against the Award Limit and if, after the grant of an

Option, the option exercise price of shares subject to such Option is reduced and the transaction is treated as a cancellation of the Option and a grant of a new Option, both the Option deemed to be canceled and the Option deemed to be granted shall be counted against the Award Limit.

7.    Restricted Stock. The Committee may make grants of Restricted Stock to eligible persons, which grants may be made either alone or in addition to other Awards granted under the Plan. Each grant of Restricted Stock under the Plan shall be evidenced by an Award Agreement which shall comply with and be subject to the following terms and conditions:

(a)    Shares of Stock covered by an Award Agreement shall not be sold, assigned, transferred or otherwise disposed of, mortgaged, pledged or otherwise encumbered until such shares have become fully vested pursuant to the Plan and the applicable Award Agreement.

(b)    Except as provided in this Section 7 and unless the Committee provides otherwise in the applicable Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends.

(c)    Restricted Stock shall be issued in such form as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any stock certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Global Power 2004 Incentive Stock Plan and an Award Agreement. Copies of such Plan and Award Agreement are on file at the headquarters offices of Global Power Equipment Group Inc.”

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any grant of a Restricted Stock Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Restricted Stock Award.

(d)    Shares of Stock covered by an Award Agreement granted to a Participant shall vest in accordance with the terms of the grant; provided, however, that shares of Restricted Stock covered by an Award Agreement shall vest with respect to 100% of the shares covered by the Award Agreement upon the termination of the recipient’s employment by reason of death, Disability or retirement after attaining age 65 (or such earlier date as established by the Committee). In addition, the Committee may, in its sole discretion, accelerate the vesting of any or all grants of Restricted Stock under the Plan.

(e)    In the event of the termination of employment of the recipient of a grant of Restricted Stock other than by reason of death, Disability, or retirement on or after attaining age 65 (or such earlier date as determined by the Committee), the recipient shall forfeit the shares of Stock covered by such grant which are not vested as of the date of termination.

(f)    Upon the occurrence of a Change in Control, all outstanding Restricted Stock Awards granted under the Plan shall immediately become fully vested.

(g)    Restricted Stock granted under the Plan shall be subject to such additional provisions as may be deemed advisable by the Committee.

(h)    Notwithstanding any other provision contained in the Plan to the contrary, the maximum number of shares of Stock which may be subject to a Restricted Stock Award granted under the Plan to any Participant in any calendar year shall not exceed the Award Limit.

8.    Performance Shares. The Committee may make grants of Performance Shares to eligible persons, which grants may be made either alone or in addition to other Awards granted under the Plan. Each grant of Performance Shares under the Plan shall be evidenced by an Award Agreement, which shall comply with and be subject to the following terms and conditions:

(a)    For each grant of Performance Shares, the Committee shall establish a Performance Cycle and Performance Goals. The attainment of the Performance Goals determined as of the last day of the Performance Cycle shall be a condition to the settlement for Stock of the Performance Shares so granted.

(b)    Upon the expiration of the Performance Cycle, the Committee shall determine and certify the extent to which the Performance Goals have been achieved and shall determine the number of Performance Shares granted to a recipient that shall have been earned, and the Committee shall then cause to be delivered to the recipient the number of shares of Stock equal to the number of Performance Shares determined by the Committee to have been earned as soon as practicable thereafter or such later date as may be specified by the Committee.

(c)    With respect to any grant of Performance Shares, the recipient of such Performance Shares shall acquire no rights of a shareholder of Stock unless and until the recipient becomes the holder of shares of Stock delivered to such recipient in settlement of such Performance Shares.

(d)    Upon a Performance Shares recipient’s termination of employment by reason of death or Disability prior to the end of the relevant Performance Cycle, the Performance Goals for the recipient’s Performance Shares shall be deemed to have been achieved at Target Levels, all other terms and conditions related thereto shall be deemed to have been satisfied, and the recipient (or the recipient’s beneficiary, estate, or personal representative in the case of a deceased recipient) shall be entitled to a pro rata distribution of shares of Stock in settlement of the recipient’s outstanding Performance Shares. The pro rata distribution of shares of Stock to such recipient shall be determined by multiplying the number of shares of Stock that would be deliverable to the recipient in settlement of the recipient’s Performance Shares at Target Level achievement by a fraction, the numerator of which is equal to the number of full calendar months of the Performance Cycle that the recipient was employed by the Company or a Subsidiary, and the denominator of which is the number of months in the Performance Cycle.

(e)    Upon a Performance Shares recipient’s termination of employment by reason of retirement on or after attaining age 65 (or such earlier date as determined by the Committee) prior to the end of the relevant Performance Cycle, the recipient (or the recipient’s beneficiary, estate, or personal representative in the case of a deceased recipient) shall be entitled to a pro rata distribution of shares of Stock in settlement of the recipient’s outstanding Performance Shares. The pro rata distribution of shares of Stock to such recipient shall be determined by multiplying the number of shares of Stock that would have been deliverable to the recipient in settlement of the recipient’s Performance Shares had the recipient remained a key employee through the last day of the Performance Cycle by a fraction, the numerator of which is equal to the number of full calendar months of the Performance Cycle that the recipient was employed by the Company or a Subsidiary, and the denominator of which is the number of months in the Performance Cycle. A distribution payable to a recipient by reason of this subparagraph shall be paid at the same time as distributions are payable to the recipients who remained employed through the last day of such Performance Cycle.

(f)    In the event of the termination of employment of a recipient of Performance Shares other than by reason of death, Disability or retirement after attaining age 65 (or such earlier date as determined by the Committee) on or before the last day of the relevant Performance Cycle, the recipient will forfeit the Performance Shares granted with respect to such Performance Cycle.

(g)    Upon the occurrence of a Change of Control, the Performance Goals of all then outstanding Performance Shares granted under the Plan shall be deemed to have been achieved at Target Levels, all other terms and conditions related thereto shall be deemed to have been satisfied, and a recipient shall be entitled to a pro rata distribution of shares of Stock in settlement of the recipient’s outstanding Performance Share Awards. The pro rata distribution of shares of Stock to a recipient shall be determined by multiplying the number of shares of Stock that would be deliverable to the recipient in settlement of the recipient’s Performance Shares, at Target Level achievement, by a fraction, the numerator of which is equal to the number of full calendar months of the Performance Cycle that have elapsed on or before the date on which the Change of Control occurs and during which the recipient was a key employee, and the denominator of which is the number of months in the Performance Cycle. The Performance Shares of a recipient for which no delivery of common stock has been made shall be forfeited.

(h)    A Performance Share may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered; shares of Stock covered by a Performance Share Award may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered until such shares have been actually delivered to the recipient in settlement of the Performance Share Award to which they relate.

(i)    Performance Shares granted under this Plan shall be subject to such additional provisions as may be deemed advisable by the Committee.

(j)    Notwithstanding any other provision contained in the Plan to the contrary, the maximum number of shares of Stock which may be subject to a Performance Share Award granted under the Plan to any Participant in any calendar year shall not exceed the Award Limit.

9.    Transfer, Leave of Absence. A transfer of an employee from the Company to an Affiliate (or, for purposes of any ISO granted under the Plan, a Subsidiary), or vice versa, or from one Affiliate to another (or in the case of an ISO, from one Subsidiary to another), and a leave of absence, duly authorized in writing by the Company or a Subsidiary or Affiliate, shall not be deemed a termination of employment of the employee for purposes of the Plan or with respect to any Award (in the case of ISOs, to the extent permitted by the Code).

10.    Rights of Employees and Other Persons.

(a)    No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and the applicable Award Agreement.

(b)    Nothing contained in the Plan or in any Award Agreement shall be deemed to (i) give any employee or director the right to be retained in the service of the Company or any Affiliate nor restrict in any way the right of the Company or any Affiliate to terminate any employee’s employment or any director’s directorship at any time with or without cause or (ii) confer on any consultant any right of continued relationship with the Company or any Affiliate, or alter any relationship between them, including any right of the Company or an Affiliate to terminate its relationship with such consultant.

(c)    The adoption of the Plan shall not be deemed to give any employee of the Company or any Affiliate or any other person any right to be selected to participate in the Plan or to be granted an Award.

(d)    Nothing contained in the Plan or in any Award Agreement shall be deemed to give any employee the right to receive any bonus, whether payable in cash or in Stock, or in any combination thereof, from the Company or any Affiliate, nor be construed as limiting in any way the right of the Company or any Affiliate to determine, in its sole discretion, whether or not it shall pay any employee bonuses, and, if so paid, the amount thereof and the manner of such payment.

11.    Tax Withholding Obligations.

(a)    The Company and/or any Affiliate are authorized to take whatever actions are necessary and proper to satisfy all obligations of Participants (including, for purposes of this Section 11, any other person entitled to exercise an Option pursuant to the Plan or an Award Agreement) for the payment of all Federal, state, local and foreign taxes in connection with any Awards (including, but not limited to, actions pursuant to the following paragraph (b) of this Section 11).

(b)    Each Participant shall (and in no event shall Stock be delivered to such Participant with respect to an Award until), no later than the date as of which the value of the Award first becomes includible in the gross income of the Participant for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company, as determined in the Committee’s discretion, regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Stock or other property subject to such Award, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Notwithstanding the above, the Committee may, in its discretion and pursuant to procedures approved by the Committee, permit the Participant to (i) elect withholding by the Company of Stock otherwise deliverable to such Participant pursuant to his or her Award (provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy the Company’s or any Affiliate’s required tax withholding obligations using the minimum statutory withholding rates for Federal, state and/or local tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (ii) tender to the Company Stock owned by such Participant (or by such Participant and his or her spouse jointly) and acquired more than six (6) months prior to such tender in full or partial satisfaction of such tax obligations, based, in each case, on the Fair Market Value of the Stock on the payment date as determined by the Committee.

12.    Changes in Capital. (a) The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or an Affiliate, any issue of debt, preferred or prior preference stock ahead of or affecting Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

(b)    (i) Upon changes in the outstanding Stock by reason of a stock dividend, stock split, reverse stock split, subdivision, recapitalization, reclassification, merger, consolidation (whether or not the Company is a surviving corporation), combination or exchange of shares of Stock, separation, or reorganization, or in the event of an extraordinary dividend, “spin-off,” liquidation, other substantial distribution of assets of the Company or acquisition of property or stock or other change in capital of the Company, or the issuance by the Company of shares of its capital stock without receipt of full consideration therefor, or rights or securities exercisable, convertible or exchangeable for shares of such capital stock, or any similar change affecting the Company’s capital structure, the aggregate number, class and kind of shares of stock available under the Plan as to which Awards may be granted, the Award Limit and the number, class and kind of shares under each outstanding Award and the exercise price per share applicable to any outstanding Options shall be appropriately adjusted by the Committee in its discretion to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to any outstanding Awards or otherwise necessary to reflect any such change.

(ii)    Fractional shares of Stock resulting from any adjustment in Awards pursuant to Section 12(b)(i) shall be aggregated until, and eliminated at, the time of settlement of the Awards or, in the case of affected Options, exercise. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such Notice is given) shall be effective and binding for all purposes of the Plan.

(c)    In the event of a Change in Control:

(i)    Immediately prior thereto, all outstanding Awards shall automatically be accelerated and become immediately exercisable as to all of the shares of Stock covered thereby, notwithstanding anything to the contrary in the Plan or the Award Agreement.

(ii)    In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, that any outstanding Award shall be adjusted by substituting for each share of Stock subject to such Award immediately prior to the transaction resulting in the Change in Control the consideration (whether stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction resulting in the Change in Control, or other property) received in such transaction by holders of Stock for each share of Stock held on the closing or effective date of such transaction, in which event, in the case of an Option, the aggregate exercise price thereof shall remain the same; provided, however, that if such consideration received in the transaction is not solely stock of a successor, surviving or other corporation, the Committee may provide for the consideration to be received upon settlement of an Award, for each share of Stock subject to the Award, to be solely stock of the successor, surviving or other corporation, as applicable, equal in fair market value, as determined by the Committee, to the per share consideration received by holders of Stock in the Change in Control transaction.

(iii)    In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, that any outstanding Award shall be converted into a right to receive cash on or following the closing date or expiration date of the transaction resulting in the Change in Control in an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Stock, or, if higher, the highest Fair Market Value of the Stock during the thirty (30) consecutive business days immediately prior to the closing date or expiration date of such transaction, less, in the case of an Option, the per share exercise price of such Option, multiplied by the number of shares of Stock subject to such Option, or a portion thereof.

(iv)    The Committee may, in its discretion, provide that an Option cannot be exercised after such a Change in Control, to the extent that such Option is or becomes fully exercisable on or before such Change in Control or is subject to any acceleration, adjustment or conversion in accordance with the foregoing paragraphs (i), (ii) or (iii) of this Section 12.

No Participant shall have any right to prevent the consummation of any of the foregoing acts affecting the number of shares of Stock available to such Participant. Any actions or determinations of the Committee under this subsection 12(c) need not be uniform as to all outstanding Awards, nor treat all Participants identically. Notwithstanding the foregoing adjustments, in no event may any Option be exercised after ten (10) years from the date it was originally granted, and any changes to ISOs pursuant to this Section 12 shall, unless the Committee determines otherwise, only be effective to the extent such adjustments or changes do not cause a “modification” (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs.

13.    Miscellaneous Provisions. (a) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares of Stock or the payment of cash upon exercise or payment of any Award. Proceeds from the sale of shares of Stock pursuant to Awards granted under the Plan shall constitute general funds of the Company.

(b)    Except as otherwise provided in this paragraph (b) of Section 13 or by the Committee, an Award by its terms shall be personal and may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by him or her. An Award Agreement may permit the exercise or payment of an Participant’s Option or settlement of an Award (or any portion thereof) after his or her death by or to the beneficiary most recently named by such Participant in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, as designated by the Participant by will or by the laws of descent and distribution. In the event any Option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased Optionee, or such an Optionee’s beneficiary, or the transferee of an Option, in any such case pursuant to the terms and conditions of the Plan and the applicable Award Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Stock thereunder unless and until the Committee is satisfied that the person or persons exercising such Option is the duly appointed legal representative of the deceased Optionee’s estate or the proper legatee or distribute thereof or the named beneficiary of such Optionee, or the valid transferee of such Option, as applicable. The Company shall be under no obligation to issue Stock in satisfaction of an Award unless and until the Committee is satisfied that the person or persons requesting settlement of such Award is the duly appointed legal representative of the deceased Participant’s estate or the proper legatee or distribute thereof or the named beneficiary of such Participant, or the valid transferee of such Award, as applicable.

(c)    (i) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of shares of Stock upon any securities exchange or under any state or Federal or foreign law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Stock hereunder, no Award may be granted, exercised or paid in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

(ii)    If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Stock pursuant to an Award is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Affiliate under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to shares of Stock or Options and the right to exercise any Option or settlement of any Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Affiliate.

(iii)    Upon termination of any period of suspension under this Section 13(c), any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to the shares of Stock which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Award.

(d)    The Committee may require each person receiving Stock in connection with any Award under the Plan to represent and agree with the Company in writing that such person is acquiring the shares of Stock for investment without a view to the distribution thereof. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares of Stock purchasable or otherwise receivable by any person under any Award as it deems appropriate. Any such restrictions shall be set forth in the applicable Award Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

(e)    By accepting any benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Company or the Board, in any case in accordance with the terms and conditions of the Plan.

(f)    In the discretion of the Committee, a Participant may elect irrevocably (at a time and in a manner determined by the Committee) prior to settlement of an Award or exercising an Option that delivery of shares of Stock upon such settlement or exercise shall be deferred until a future date and/or the occurrence of a future event or events, specified in such election. Upon the settlement of an such Award or the exercise of any such Option and until the delivery of any deferred shares under this paragraph (f) of Section 13, the number of shares otherwise issuable to the Participant shall be credited to a memorandum account in the records of the Company or its designee and any dividends or other distributions payable on such shares shall be deemed reinvested in additional shares of Stock, in a manner determined by the Committee, until all shares of Stock credited to such Participant’s memorandum account shall become issuable pursuant to the Participant’s election.

(g)    Except as prohibited by applicable law, the Committee may, in its discretion, extend one or more loans to Participants who are directors, key employees or consultants of the Company or an Affiliate in connection with the exercise or receipt of an Award granted to any such individual. The terms and conditions of any such loan shall be established by the Committee.

(h)    Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Affiliate, or prevent or limit the right of the Company or any Affiliate to establish any other forms of incentives or compensation for their directors, employees or consultants or grant or assume options or other rights otherwise than under the Plan.

(i)    The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to such state’s conflict of law provisions, and, in any event, except as superseded by applicable Federal law.

(j)    The words “Section,” “subsection” and “paragraph” herein shall refer to provisions of the Plan, unless expressly indicated otherwise. Wherever any words are used in the Plan or any Award Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

(k)    The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Stock pursuant to any Awards granted hereunder.

14.    Limits of Liability. (a) Any liability of the Company or an Affiliate to any Participant with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

(b)    None of the Company, any Affiliate, any member of the Committee or the Board or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

15.    Limitations Applicable to Certain Options Subject to Exchange Act Section 16 and Code Section 162(m). Unless stated otherwise in a Participant’s Award Agreement, notwithstanding any other provision of the Plan, any Award granted to an officer or director of the Company who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time) that are requirements for the application of such exemptive rule, and the Plan and applicable Award Agreement shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, unless stated otherwise in a Participant’s Award Agreement, notwithstanding any other provision of the Plan, any Award granted to an employee of the Company or an Affiliate intended to qualify as “other performance-based compensation” as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder (including any amendment to any of the foregoing) that are requirements for qualification as “other performance-based compensation” as described in Section 162(m)(4)(C) of the Code, and the Plan and applicable Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

16.    Amendments and Termination. The Board may, at any time and with or without prior notice, amend, alter, suspend or terminate the Plan, retroactively or otherwise; provided, however, unless otherwise required by law or specifically provided herein, no such amendment, alteration, suspension or termination shall be made which would impair the previously accrued rights of any holder of an Award theretofore granted without his or her written consent, or which, without first obtaining approval of the stockholders of the Company (where such approval is necessary to satisfy (i) any applicable requirements under the Code relating to ISOs or for exemption from Section 162(m) of the Code: (ii) the then-applicable requirements of Rule 16b-3 promulgated under the Exchange Act, or any successor rule, as the same may be amended from time to time; or (iii) any other applicable law, regulation or rule), would:

(a)    except as is provided in Section 12, increase the maximum number of shares of Stock which may be sold or awarded under the Plan or increase the limitations set forth in Sections 6(k), 7(h) or 8(j) on the maximum number of shares of Stock that may be subject to Awards granted to a Participant;

(b)    except as is provided in Section 12, decrease the minimum option exercise price requirements of Section 6(a);

(c)    change the class of persons eligible to receive Awards under the Plan; or

(d)    extend the duration of the Plan or the period during which Options may be exercised under Section 6(b).

The Committee may amend the terms of any Award theretofore granted, including any Award Agreement, retroactively or prospectively, but no such amendment shall impair the previously accrued rights of any Participant without his or her written consent.

17.    Duration. Following adoption of the Plan by the Board, the Plan shall become effective when it is approved by the holders of a majority of the Company’s outstanding Stock which is present and voted at a meeting, or by written consent in lieu of a meeting, which approval must occur within the period ending twelve (12) months after the date the Plan is adopted by the Board. The effectiveness of any Awards granted prior to such stockholder approval shall be specifically subject to and conditioned upon, and no such Award shall be vested or, in the case of Options, exercisable until, such stockholder approval. If the Plan is not so approved by the Company’s stockholders or the Company’s initial public offering of Stock does not occur prior to December 31, 2004, the Plan shall not become effective, and shall terminate immediately, and any Awards previously granted shall thereupon be automatically canceled and deemed to have been null and void ab initio. The Plan shall terminate upon the earliest to occur of:

(a)    the effective date of a resolution adopted by the Board terminating the Plan;

(b)    the date all shares of Stock subject to the Plan are delivered pursuant to the Plan’s provisions; or

(c)    ten (10) years from the date the Plan is approved by the Company’s stockholders.

No Award may be granted under the Plan after the earliest to occur of the events or dates described in the foregoing paragraphs (a) through (c) of this Section 17; however, Awards theretofore granted may extend beyond such date.

No such termination of the Plan shall affect the previously accrued rights of any Participant hereunder and all Awards previously granted hereunder shall continue in force and in operation after the termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan or the Award Agreement.

APPENDIX C

AUDIT COMMITTEE PRE-APPROVAL POLICY

I.    STATEMENT OF PRINCIPLES

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the pre-approval of the Audit Committee. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.

II.    DELEGATION

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

III.    AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Such other Audit services that are routine and recurring in nature may include services in connection with statutory and regulatory filings or engagements, such as comfort letters to underwriters, statutory audits, consents and assistance with and review of registration statements, periodic reports and other documents filed with the SEC. The Audit Committee has pre-approved the Audit services listed in Appendix A. All other Audit services not listed in Appendix A must be separately pre-approved by the Audit Committee.

IV.    AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the independent auditor. These services may include, among others: due diligence services related to potential business acquisitions or dispositions, assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, employee benefit plan audits, accounting consultations related to accounting, financial reporting or disclosure matters not classified as Audit services, attest services that are not required by statute or regulation, and assistance with internal control reporting requirements.

The Audit Committee believes that the provision of Audit-related services listed in Appendix B does not impair the independence of the auditor, and has pre-approved such Audit-related services, if any. All other Audit-related services not listed in Appendix B must be separately pre-approved by the Audit Committee.

V.    TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. With respect to any such transaction the Audit Committee may engage outside advisors at its discretion to determine the nature and support for such matters. The Audit Committee has pre-approved the Tax services listed in Appendix C, if any. All Tax services involving large and complex transactions not listed in Appendix C must be separately pre-approved by the Audit Committee.

VI.    ALL OTHER SERVICES

The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence. The Audit Committee has pre-approved the All Other services listed in Appendix D, if any. Permissible All Other services not listed in Appendix D must be separately pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.    PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

VIII.    SUPPORTING DOCUMENTATION

With respect to each proposed pre-approved service, the independent auditor will provide appropriate back-up information as requested by the Audit Committee, which will be provided to the Audit Committee, regardless of the services to be provided.

IX.     PROCEDURES

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

Exhibit 1

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client*

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

*	Unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

DETACH HERE

PROXY

GLOBAL POWER EQUIPMENT GROUP INC.

This Proxy is Solicited on Behalf of the Board of Directors

for the Annual Meeting of Stockholders to be held May 26, 2004

The undersigned hereby appoints Larry Edwards and John Matheson, and each of them, with full power of substitution, as proxies to represent and vote all of the shares of Common Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Global Power Equipment Group Inc. to be held on the 26th day of May, 2004, at 10:00 a.m., local time, at the DoubleTree Hotel at Warren Place, 6110 South Yale, Tulsa, Oklahoma, and at any and all adjournments thereof, on all matters coming before said meeting.

PLEASE MARK, SIGN AND DATE THE PROXY ON THE OTHER SIDE

AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SEE REVERSE SIDE	(continued on other side)	SEE REVERSE SIDE

GLOBAL POWER EQUIPMENT

GROUP INC.

C/O EQUISERVE

P.O. BOX 43068

PROVIDENCE, RI 02940

Vote by Telephone	Vote by Internet
It’s fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-877-PRX-VOTE (1-877-779-8683).	It’s fast, convenient, and your vote is immediately confirmed and posted.

Follows these four easy steps:

1.      Read the accompanying Proxy Statement and Proxy Card.

2.      Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).

3.      Enter your Voter Control Number located on your Proxy Card above your name.

4.      Follow the recorded instructions.

Follow these four easy steps:

1.      Read the accompanying Proxy Statement and Proxy Card.

2.      Go to the Website http://www.eproxyvote.com/geg

3.      Enter your Voter Control Number located on your Proxy Card above your name.

4.      Follow the instructions provided.

Your vote is important! Call 1-877-PRX-VOTE anytime!	Your vote is important! Go to http://www.eproxyvote.com/geg anytime!
Do not return your Proxy Card if you are voting by Telephone or Internet DETACH HERE ZGPE11

☒	Please mark votes as in this example.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

THE BOARD RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1. Election of Class III Directors Nominees: (01) Larry Edwards (02) Stephen Eisenstein					FOR	AGAINST	ABSTAIN
FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES	2. Proposal for the approval of the adoption of the Company’s 2004 Incentive Stock Plan.	☐	☐	☐
☐ INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided.					FOR	AGAINST	ABSTAIN
				3. Ratification of PricewaterhouseCoopers LLP as independent auditor of the Company for fiscal 2004.	☐	☐	☐

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.
				MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT			☐
				MARK HERE IF YOU PLAN TO ATTEND THE MEETING			☐

Please sign exactly as name appears herein, date and return promptly. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by duly authorized officer and give title of officer. If a partnership, please sign in partnership name by authorized person and give title or capacity of person signing.

Signature: ________________	Date: _____________	Signature: _________________	Date: _____________